UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No.  )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

THE HIRTLE CALLAGHAN TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

THE HIRTLE CALLAGHAN TRUST
Five Tower Bridge, 300 Barr Harbor Drive, Suite 500
West Conshohocken, Pennsylvania 19428

May 12, 2008

To the Shareholders of The International Equity Portfolio and The Small Capitalization Equity Portfolio of The Hirtle Callaghan Trust:

A Joint Special Meeting (the “Special Meeting”) of shareholders of The International Equity Portfolio and The Small Capitalization Equity Portfolio of The Hirtle Callaghan Trust (the “Trust”) will be held on Friday, May 30, 2008 at 10:00 a.m. (Eastern time) at the offices of the Trust. At the Special Meeting, shareholders of these two Portfolios will be asked to consider and vote upon an important matter relating to the portfolio management services provided to The International Equity Portfolio and The Small Capitalization Equity Portfolio, respectively.

We encourage you to read the Proxy Statement thoroughly. To assist you in this, we have prepared the brief “QUESTION AND ANSWER SUMMARY” that accompanies this letter.

While you are welcome to join us at the Special Meeting, we anticipate that most shareholders will, by completing the proxy card enclosed with the Proxy Statement, instruct us to cast votes on their behalf. The proxy card may be completed by checking the appropriate box, and voting for or against the proposals described in the Proxy Statement. Please note, if you are a shareholder in more than one of the Portfolios, you will receive a proxy card for each Portfolio. Your proxy cards are not duplicates and you must vote separately for each Portfolio.

The Board of Trustees of the Trust unanimously recommends a vote “FOR” the approval of each new portfolio management agreement.

Whether or not you plan to attend the Special Meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. If a signed proxy card is returned, but no instructions are specified, your shares will be voted in accordance with the recommendations of the Board of Trustees of the Trust.

As always, we thank you for your confidence and support.

Sincerely yours,

/s/ Donald E. Callaghan

Donald E. Callaghan
President
The Hirtle Callaghan Trust

THE HIRTLE CALLAGHAN TRUST
Five Tower Bridge, 300 Barr Harbor Drive, Suite 500
West Conshohocken, Pennsylvania 19428

QUESTION AND ANSWER SUMMARY

The following is a brief summary of the matters that shareholders will be asked to consider at the Special Meeting. Both Hirtle Callaghan & Co., Inc. (“Hirtle Callaghan”) and the Board of Trustees (the “Board”) recommend that you vote “FOR” each of these proposals.

Q.	WHY ARE NEW PORTFOLIO MANAGEMENT AGREEMENTS BEING PROPOSED AT THIS TIME FOR THE INTERNATIONAL EQUITY PORTFOLIO (THE “INTERNATIONAL PORTFOLIO”) AND THE SMALL CAPITALIZATION EQUITY PORTFOLIO (THE “SMALL CAP PORTFOLIO”)?

A.	Hirtle Callaghan initiated an overall review of the performance-based or “fulcrum fee” structures currently in place with respect to five of the Specialist Managers (the “Affected Managers”) who serve these Portfolios in light of changes in the securities markets, including changes in the economic climate and related volatility. Hirtle Callaghan’s re-examination of these fees was also influenced by an overall tax efficiency initiative expected to achieve certain tax benefits for shareholders of the Portfolios. As a result of its review, Hirtle Callaghan concluded that (1) a transition to asset-based fees will, over time and during periods when Affected Managers outperform designated benchmarks, tend to reduce the overall expenses associated with an investment in each of the Portfolios, leading to better long-term “net of fee” performance and limiting the potential that shareholders of Portfolios would experience automatic increases in the rate at which advisory fees are computed during declining markets; (2) the transition to an asset-based fee structure would afford Hirtle Callaghan and the Trust’s Board of Trustees (the “Board”) additional flexibility and predictability in fee payments for both taxable and tax-exempt shareholders of the Portfolios; and (3) the Trust now has the critical mass needed to negotiate very effectively, even with leading investment firms, with respect to fees as well as other matters.

Accordingly, Hirtle Callaghan recommended, and the Board approved, a proposal (1) to discontinue the existing fulcrum fee arrangements for the International and Small Cap Portfolios; and (2) to pay to the Affected Managers an asset-based fee under the terms of new portfolio management agreements (together, the “Proposed New Agreements”). If approved by the shareholders of the Portfolios and implemented as proposed, the Proposed New Agreements may, initially, increase the fees payable to certain of the Affected Managers. As indicated above, however, Hirtle Callaghan believes that over the longer term, the proposed transition to an asset-based fee structure is in the best interests of shareholders. Please refer to “INTRODUCTION AND BACKGROUND” in the Proxy Statement for further information about the use of performance based or “fulcrum fee” arrangements by the Portfolios.

Q.	WHAT IMPACT, IF ANY, WOULD THE PROPOSED NEW AGREEMENTS HAVE ON THE PORTFOLIO MANAGEMENT SERVICES CURRENTLY BEING PROVIDED TO THE INTERNATIONAL PORTFOLIO AND THE SMALL CAP PORTFOLIO?

A.	None. If approved by the shareholders of the respective Portfolios, the Proposed New Agreements will require the Affected Mangers to provide the same services contemplated under the existing portfolio management agreements (the “Current Agreements”).

Q.	WILL THE EXPENSES ASSOCIATED WITH AN INVESTMENT IN THE INTERNATIONAL PORTFOLIO OR THE SMALL CAP PORTFOLIO INCREASE?

A.	It is possible that implementation of the Proposed New Agreements will result in an increase in the advisory fees payable by the International Portfolio, the Small Cap Portfolio, or both and, accordingly, the expense ratio for either or both of these Portfolios may also increase. It should be noted, however, that expense ratios could also decrease.

Whether implementation of an asset-based fee structure will increase or decrease the expense ratio for either the International Portfolio or the Small Cap Portfolio in comparison to prior periods will depend on the manner in which the assets of the respective Portfolios are allocated among the Specialist Managers (including the

Affected Mangers) and the performance achieved by the Affected Managers following the date on which the Proposed New Agreements become effective. The level of assets allocated to a particular Specialist Manager would be relevant, for example, when a greater portion of a Portfolio’s assets are allocated to a Specialist Manager whose fee is computed based on a rate that is lower than another Specialist Manager; such an allocation would tend to reduce the overall advisory fee payable by the Portfolio and tend to reduce the expense ratio. Conversely, if a greater portion of a Portfolio’s assets is allocated to Specialist Managers whose fees are computed at rates higher than the other Specialist Managers, a Portfolio’s advisory fees, and thus its expense ratio, may tend to increase.

The “timing” of a Specialist Manger’s performance would be relevant when, for example, outstanding performance is achieved during a period when an asset-based fee schedule applies. The Portfolio that has experienced the over performance would effectively realize a cost savings because that Portfolio would not be obligated to pay the performance “bonus” called for under a fulcrum fee arrangement. Conversely, if a Portfolio experiences poor performance during a period when an asset-based fee is applicable, that Portfolio would not be permitted to reduce the rate at which the Specialist Manager responsible for the poor performance is compensated.

In short, without knowing in advance how the securities markets will perform, how each Specialist Manager will perform relative to the securities markets, and how assets within each Portfolio will be allocated between each Specialist Manager during the course of the next year (and beyond), it is impossible to know now whether the fees and expenses for a Portfolio will increase or decrease.

Q.	IF MY EXPENSES MAY INCREASE WITH THE IMPLEMENTATION OF THE PROPOSED NEW AGREEMENTS, WHY IS IT RECOMMENDED THAT I VOTE “FOR” THE PROPOSALS IN THIS PROXY STATEMENT?

A.	The following is a summary of the reasoning underlying the recommendation by Hirtle Callaghan and the Board that shareholders vote “FOR” each of the Proposed New Agreements.

(i)  A transition to asset-based fees will, in Hirtle Callaghan’s view, over time and during periods when Affected Managers outperform designated benchmarks, tend to reduce the overall expenses associated with an investment in each of the Portfolios, leading to better long-term “net of fee” performance and limiting the potential that shareholders of the Portfolios would experience automatic increases in the rate at which advisory fees are computed during declining markets.

(ii)  The rate at which advisory fees would be payable to the Affected Managers under the Proposed New Agreements, in all cases, (a) are lower than the maximum performance fee to which any Affected Manager is entitled under the Current Agreements at current asset levels; (b) reflect rates that are equal to or lower than those offered by the Affected Managers to other clients with similar investment objectives. In some cases such advisory fees also reflect break points that will result in lower fees to the Portfolios as the assets placed with the Affected Mangers by Hirtle Callaghan increase; and, in the judgment of Hirtle Callaghan and the Board are fair and reasonable under the specific circumstances of the Portfolios and reflect the results of ‘‘arm’s length” bargaining between each Affected Manager and the Trust.

(iii) The Trust now has the critical mass needed to negotiate very effectively, even with leading investment firms, with respect to fees as well as other matters.

(iv) An asset-based fee structure will afford Hirtle Callaghan and the Board additional flexibility and predictability for both taxable and tax-exempt shareholders of the Portfolios.

(v) Transition from a performance based structure to an asset-based fee structure will limit the potential that shareholders will be subject to automatic increases in the rate at which advisory fees are computed during declining markets. Further, and although implementation of the Proposed New Agreements may initially increase the Portfolios’ expenses over prior periods, it is Hirtle Callaghan’s obligation to allocate the assets of the Portfolios in a manner that, in Hirtle Callaghan’s judgment, is best suited to achieving each Portfolio’s overall investment objective.

More detailed information, including tables illustrating the expenses associated with an investment in the Portfolios appear in Appendices A and B of this Proxy Statement.

Q.	IF THE PROPOSED NEW AGREEMENTS ARE APPROVED BY SHAREHOLDERS, WHEN WILL THEY BECOME EFFECTIVE?

A.	Each of the Proposed New Agreements will become effective as soon as reasonably practicable following its approval. If one or more of the Proposed New Agreements between the Trust and an Affected Manger is not approved, the Current Agreement with respect to that Specialist Manager will continue in effect and the Board will meet to determine the best course of action for the Portfolio. The fact that one or more of the Proposed New Agreements are not approved, however, will not affect the implementation of those Proposed New Agreements that are approved.

Q.	HOW DOES THE BOARD SUGGEST THAT I VOTE?

A.	As indicated above, both Hirtle Callaghan and the Board recommend that you vote “FOR” the Proposed New Agreements. A summary of matters considered by the Board in approving each Proposed New Agreement is set forth in the discussion of each of the Proposed New Agreements.

THE HIRTLE CALLAGHAN TRUST
Five Tower Bridge, 300 Barr Harbor Drive, Suite 500
West Conshohocken, Pennsylvania 19428

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
of
THE INTERNATIONAL EQUITY PORTFOLIO
and
THE SMALL CAPITALIZATION EQUITY PORTFOLIO
of
THE HIRTLE CALLAGHAN TRUST
to be held on May 30, 2008

TO THE SHAREHOLDERS:

Notice is hereby given that a Joint Special Meeting (the “Special Meeting”) of the shareholders of The International Equity Portfolio (the “International Portfolio”) and The Small Capitalization Equity Portfolio (the “Small Cap Portfolio”) of The Hirtle Callaghan Trust (the “Trust”) will be held on Friday, May 30, 2008, at the Trust’s principal office, located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, Pennsylvania 19428, at 10:00 a.m. (Eastern time) for the following purposes:

At the Special Meeting, the shareholders of the International Portfolio will be asked:

1. To approve or disapprove a new portfolio management agreement between the Trust, on behalf of the International Portfolio, and Capital Guardian Trust Company; and

2. To approve or disapprove a new portfolio management agreement between the Trust, on behalf of the International Portfolio, and Artisan Partners Limited Partnership.

At the Special Meeting, the shareholders of the Small Cap Portfolio will be asked:

3. To approve or disapprove a new portfolio management agreement between the Trust, on behalf of the Small Cap Portfolio, and Sterling Johnston Capital Management, L.P.;

4. To approve or disapprove a new portfolio management agreement between the Trust, on behalf of the Small Cap Portfolio, and Franklin Portfolio Associates LLC; and

5. To approve or disapprove a new portfolio management agreement between the Trust, on behalf of the Small Cap Portfolio, and IronBridge Capital Management LP.

Shareholders of the International Portfolio and the Small Cap Portfolio will also transact such further business as may properly come before the Special Meeting or at any postponement or adjournment(s) thereof. Information concerning the proposals above is provided in the proxy statement attached to this Notice.

Shareholders of record of the International Portfolio or of the Small Cap Portfolio at the close of business on March 3, 2008 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof. If you do not expect to attend the Special Meeting, please fill in, date, sign and return the proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the Special Meeting, you may vote your shares in person; a vote cast “in person” will revoke a previously submitted proxy card. Please note, if you are a shareholder in more than one of the Portfolios, you will receive a proxy card for each Portfolio. Please sign and return each proxy card.

It is important that you return your signed proxy promptly so that a quorum may be assured.

By Order of the Board of Trustees,

Kerry Reilly, Secretary

May 12, 2008
West Conshohocken, Pennsylvania

THE HIRTLE CALLAGHAN TRUST
Five Tower Bridge, 300 Barr Harbor Drive, Suite 500
West Conshohocken, Pennsylvania 19428

PROXY STATEMENT

May 12, 2008

This Proxy Statement and the enclosed proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of The Hirtle Callaghan Trust (the “Trust”). The matters discussed in this proxy statement apply only to two of the series of the Trust: The International Equity Portfolio (the “International Portfolio”) and The Small Capitalization Equity Portfolio (the “Small Cap Portfolio,” and collectively with the International Portfolio, the “Portfolios”). Proxies so solicited are intended for use at a special meeting of shareholders of the International Portfolio and the Small Cap Portfolio or any postponement or adjournment(s) of that meeting (the “Special Meeting”). The Special Meeting will be held at 10:00 a.m. (Eastern time) on Friday, May 30, 2008 at the Trust’s principal office, located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, Pennsylvania 19428. The purpose of the Special Meeting is to consider the approval of certain new portfolio management agreements. Further information about these matters (the “Proposals”) is set forth in the Notice of Meeting accompanying this Proxy Statement and is more fully described below.

It is anticipated that this Proxy Statement, the accompanying Notice of Special Meeting and the enclosed proxy card will first be mailed to shareholders on or about May 12, 2008.

The table below summarizes the proposals to be acted upon at the Special Meeting and indicates those shareholders who are being solicited with respect to each proposal:

Proposal	Shareholders Solicited

1. To approve or disapprove a new portfolio management agreement between the Trust, on behalf of the International Portfolio, and Capital Guardian Trust Company (“CapGuardian”).	International Portfolio shareholders only.
2. To approve or disapprove a new portfolio management agreement between the Trust, on behalf of the International Portfolio, and Artisan Partners Limited Partnership (“Artisan”).	International Portfolio shareholders only.
3. To approve or disapprove a new portfolio management agreement between the Trust, on behalf of the Small Cap Portfolio, and Sterling Johnston Capital Management, L.P. (“Sterling Johnston”).	Small Cap Portfolio shareholders only.
4. To approve or disapprove a new portfolio management agreement between the Trust, on behalf of the Small Cap Portfolio, and Franklin Portfolio Associates LLC (“Franklin”).	Small Cap Portfolio shareholders only.
5. To approve or disapprove a new portfolio management agreement between the Trust, on behalf of the Small Cap Portfolio, and IronBridge Capital Management LP (“IronBridge”).	Small Cap Portfolio shareholders only.

Only shareholders of record of each Portfolio on March 3, 2008 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting. At the close of business on the Record Date, each Portfolio had the following number of shares of beneficial interest outstanding:

Outstanding Shares of
Portfolio	Beneficial Interest

International Portfolio	143,150,587.622
Small Cap Portfolio	50,559,390.623

Each shareholder of record on the Record Date is entitled to one full vote for each full share held and a proportionate fractional vote for each fractional share held as to each proposal on which such shareholder is entitled to vote. If you are a shareholder of more than one Portfolio, you will receive a proxy card for each such Portfolio. Shareholders must vote each proxy separately as each represents a separate proposal for that one Portfolio.

Quorum; Vote Required to the Approve Proposals:

The presence of the holders of 40% of the shares of a Portfolio as of the Record Date, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting with respect to that Portfolio. Approval of each of the proposals requires the approval of the holders of a “majority of the outstanding voting securities” of the relevant Portfolio. Under the Investment Company Act of 1940, as amended (the “Investment Company Act”), this term means the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the relevant Portfolio’s outstanding voting securities. Persons and groups known by management to own beneficially 5% or more of the shares of each of the Portfolios on the Record Date are listed in this Proxy Statement under the heading “ADDITIONAL INFORMATION.”

If the accompanying proxy is executed properly and returned, shares represented by such proxy will be voted at the Special Meeting in accordance with the instructions on the proxy. The Board of Trustees of the Trust unanimously recommends a vote “FOR” the approval of each new portfolio management agreement. If a signed proxy card is returned, but no instructions are specified, shares will be voted “FOR” approval of the Proposals, and according to the best judgment of the proxy holders on all other matters. Costs associated with the solicitation of proxies will be borne by the Trust; officers of Hirtle Callaghan and Co., Inc. (“Hirtle Callaghan”), the investment adviser to the Trust, may assist in the solicitation, without separate compensation. If the votes required to approve the Proposals are not received, the persons named as proxies on the accompanying proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. When voting on any proposed adjournment, the persons named as proxies will vote those shares to which the proxy relates in favor of the proposed adjournment unless directed otherwise by the holder of such shares. A shareholder can revoke a proxy prior to its use by appearing at the Special Meeting and voting in person, by giving written notice of such revocation to the Trust or by returning a subsequently dated proxy to the Trust.

Copies of the Trust’s most recent Annual Report to Shareholders dated June 30, 2007, and most recent Semi-Annual Report to Shareholders dated December 31, 2007, have been previously delivered to shareholders of the Trust. Shareholders of the Trust may obtain additional copies of such reports without charge by writing to the Trust at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, Pennsylvania 19428 or by calling toll free 1-800-242-9596.

INTRODUCTION AND BACKGROUND.

The Board of Trustees (the “Board”) has approved a recommendation by Hirtle Callaghan & Co., Inc. (“Hirtle Callaghan”) that the use of performance based compensation by The International Equity Portfolio (the “International Portfolio”) and the Small Capitalization Equity Portfolio (the “Small Cap Portfolio”) be discontinued. Background relating to the use of performance based fees by the Trust, together with the basis for Hirtle Callaghan’s recommendation and the factors considered by the Board in approving Hirtle Callaghan’s recommendation are summarized below. If the various proposals described in this Proxy Statement are approved by shareholders, the Portfolios may experience an increase in advisory fees. Hirtle Callaghan believes, however, that implementing an asset-based fee structure at this time would limit the potential that shareholders may be subject to automatic increases in the rate at which advisory fees are computed during declining markets and reduce the fees that will be payable by these Portfolios during periods of superior relative performance.

Background.  The Trust is a diversified, open-end management investment company. The Trust was organized in 1994 by Hirtle Callaghan to operate in a “multi-manager” or “manager of managers” format, and is designed primarily to serve as a vehicle through which Hirtle Callaghan, acting as the Trust’s primary investment adviser, implements certain asset allocation strategies on behalf of its investment advisory clients. Shares of the Trust are generally available only to such clients. Under the multi-manager structure, day-to-day portfolio management services and investment decisions are provided to each of the Trust’s Portfolios by one or more independent investment advisory firms (each, a “Specialist Manager”).

Since the inception of the Trust in 1994, most of the Specialist Managers that serve the Trust have been compensated based on a percentage of the assets allocated to them by Hirtle Callaghan and the Board. Between 1998 and 2006, Hirtle Callaghan recommended, and both the Board and the Trust’s shareholders approved, the engagement of six Specialist Managers under the terms of portfolio management agreements that contemplated the payment of performance adjusted compensation. These arrangements, often called “fulcrum fee” arrangements, increase or decrease a Specialist Manager’s fee based on the performance the Specialist Manager achieves and computes the appropriate adjustment with reference to the respective preceding 12-month periods, on a “rolling basis.”

The introduction of fulcrum fee arrangements was founded on Hirtle Callaghan’s view that this fee structure could reward good relative performance, enable the Trust to benefit from lower fees when a Specialist Manager did not outperform its designated benchmark and enhance Hirtle Callaghan’s ability to enter into fee negotiations, on behalf of the Trust, with leading investment advisory organizations that might otherwise have no incentive to discount traditional asset-based fee schedules. In implementing these arrangements, however, the Trust recognized that a consequence of the performance based fees would be that a Specialist Manager could earn positive performance adjustments, and thus that a Portfolio might pay higher advisory fees at a time when the markets and the Portfolio were declining. Currently, of the nineteen Specialist Managers who serve the Trust, five are compensated under the terms of portfolio management agreements (the “Current Agreements”) that provide for performance based compensation. All of these Specialist Managers (the “Affected Managers”) serve either the International Portfolio or the Small Cap Portfolio.

Basis for Hirtle Callaghan’s Recommendation.  In light of changes in the securities markets, including changes in the economic climate and volatility, Hirtle Callaghan initiated a review of the performance-based or “fulcrum fee” structures currently in place with respect to the Affected Managers. Hirtle Callaghan recognized that the transition could, under certain circumstances, result in an increase in the advisory fees payable by the International Portfolio, the Small Cap Portfolio, or both and, accordingly, that the expense ratio for either or both of these Portfolios may also increase. Hirtle Callaghan concluded, however, that because in all cases the rate at which advisory fees will be computed under the proposed new portfolio management agreements (together, the “Proposed New Agreements”) is lower than the maximum fee to which each of the Affected Manager could be entitled under the current performance fee arrangements at current asset levels, such a transition will, over time and during periods when Affected Managers outperform designated benchmarks, tend to reduce the overall expenses associated with an investment in each of the Portfolios and lead to better long-term “net of fee” performance. Finally, Hirtle Callaghan believes that an asset-based fee structure would afford Hirtle Callaghan and the Trust’s Board additional flexibility in providing tax efficient management for the shareholders of the International and Small Cap Portfolios.

Accordingly, Hirtle Callaghan recommended to the Board a proposal (1) to discontinue the existing fulcrum fee arrangements for the International and Small Cap Portfolios; and (2) to pay to the Affected Managers an asset-based fee under the terms of the Proposed New Agreements. If approved by the shareholders of the Portfolios and implemented as proposed, the Proposed New Agreements may increase the fees payable to certain of the Affected Managers immediately following the implementation of the Proposed New Agreements. As indicated above, however, Hirtle Callaghan believes that over the longer term, the proposed transition to an asset-based fee structure is in the best interests of shareholders.

Board Consideration.  Hirtle Callaghan’s recommendations were presented the Trust’s Board at meetings held on December 11, 2007 and February 29, 2008. The Board concluded that elimination of the current performance fee structure was warranted at this time and, on February 29, 2008, approved each of the Proposed New Agreements. In reaching this conclusion, the Board considered it of importance that, like all of the portfolios of the Trust, the International Portfolio and the Small Cap Portfolio are designed primarily to serve as a vehicle through which Hirtle Callaghan implements asset allocation strategies on behalf of its investment advisory clients and that shares of the Portfolios are available only to such clients. In connection with its deliberations, the Board, including a majority of those trustees (the “Independent Trustees”) who are not “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act, requested and received a range of information from each of the Affected Managers about the Affected Managers, including:

•	the nature, quality and extent of the services provided by the Affected Managers to the Portfolios, including Hirtle Callaghan’s evaluation of each Affected Manager in terms of each manager’s style, consistency, relative investment risk versus applicable benchmarks and peer managers, and the extent to which the performance achieved by the Affected Managers was consistent with Hirtle Callaghan’s expectations for the relevant asset class as a whole;

•	the relative benefits of asset-based fee and fulcrum fee structures and the impact that a transition to asset-based fees may have on the Portfolios under various circumstances and market conditions;

•	the performance achieved by the Affected Managers and their role in the context of the multi-manager structure of the Portfolios;

•	financial information about each Affected Manager, including revenues and/or profits realized by each Affected Manager as a result of its relationship with the Portfolios and the Trust as a whole;

•	publicly available information assembled by a third-party service provider about the performance and fee structures of funds similar to the Portfolios; and

•	fees charged by the Affected Managers to other client accounts managed in accordance with investment objectives and strategies similar to the Portfolios.

Shareholder Action; Implementation of Proposed New Agreements.  Implementation of each of the Proposed New Agreements requires the approval of the shareholders of the relevant Portfolio. Each of the Proposed New Agreements will become effective as soon as reasonably practicable following its approval. If one or more of the Proposed New Agreements between the Trust and an Affected Manger is not approved, the Current Agreement with respect to that Specialist Manager will continue in effect and the Board will meet to determine the best course of action for the Portfolio. The fact that one or more of the Proposed New Agreements are not approved, however, will not affect the implementation of those Proposed New Agreements that are approved.

Further Information.  Information about the International Portfolio, the Proposed Agreements, and a comparison of the current and proposed fee structure is set forth below under Proposals Nos. 1 and 2; an illustration of the impact that the new fee structure would have had on the International Portfolio had it been in effect during the fiscal year ended June 30, 2007, appears in Appendix A to this Proxy Statement. Information about the Small Cap Portfolio, the Proposed Agreements, and a comparison of the current and proposed fee structure is set forth below under Proposals Nos. 3, 4 and 5; an illustration of the impact that the new fee structure would have had on the Small Cap Portfolio had it been in effect during the fiscal year ended June 30, 2007, appears in Appendix B to this Proxy Statement. Additional information concerning each of the Affected Managers is set forth in a Specialist Managers Guide in Appendix C to this Proxy Statement.

PROPOSAL NO. 1: Approval of a New Portfolio Management Agreement between the Trust, on behalf of the International Portfolio, and Capital Guardian Trust Company.

Capital Guardian Trust Company (“CapGuardian”) has provided portfolio management services to a portion of the International Portfolio since April 28, 2000 pursuant to the terms of its current portfolio management agreement with the Trust (the “Current CapGuardian Agreement”). Under the terms of the Current CapGuardian Agreement, CapGuardian is compensated based, in part, on the performance it achieves with respect to that portion of the International Portfolio’s assets (the “CapGuardian Account”) allocated to CapGuardian from time to time. Hirtle Callaghan has recommended, and the Board has approved, a new portfolio management agreement (the “New

CapGuardian Agreement”) that will, if approved by the shareholders of the International Portfolio, replace the performance based compensation structure with an asset-based fee schedule. Other than the change in the fee structure, the New CapGuardian Agreement is, in all other material respects, substantively the same as the terms and conditions of the Current CapGuardian Agreement. A copy of the New CapGuardian Agreement appears as Exhibit A to this Proxy Statement.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
OF THE INTERNATIONAL PORTFOLIO VOTE “FOR” PROPOSAL NO. 1.

Factors Considered by the Board in Approving the Proposal.

Based on a broad range of information provided to the Board during the course of its deliberations, the Board concluded that transitioning the CapGuardian relationship to an asset-based fee structure was in the best interests of the shareholders, would benefit the International Portfolio during periods when the International Portfolio experiences superior performance and would minimize the potential that the International Portfolio would experience automatic fee increases during declining markets. The Board also concluded that the proposed fee schedules appear to be designed to afford the International Portfolio with certain economies of scale as the Combined Assets (as defined below) and overall fees increase. The Board also concluded that the overall terms and conditions of the New CapGuardian Agreement, which are in all material respects other than the fee provisions, substantially the same as those of the Current CapGuardian Agreement, were fair and reasonable.

In reaching its conclusion, the Board noted that no single factor was determinative in its opinion, but based its findings primarily on the specific facts and circumstances of the International Portfolio and the Trust as a whole. The Board also gave substantial weight to Hirtle Callaghan’s views and recommendations with respect to the quality of the services provided and, in particular, Hirtle Callaghan’s view with respect to the advisability of continuing the engagement of CapGuardian to serve as one of the Specialist Managers serving the International Portfolio. The Board considered the comparative fee information (including both peer group information and fees charged by CapGuardian to its other clients) as indications of the comparable fee ranges but did not specifically rely upon this information. While the Board had before it information relating to the costs incurred by the Affected Managers and their profitability as it related to services rendered to the Trust, the Board did not specifically rely on such information, recognizing that the negotiations between the Trust and each of the Affected Managers, including CapGuardian, were conducted at “arms length” by officers of the Trust and by Hirtle Callaghan.

Comparison of Fulcrum Fee and Proposed Asset-Based Fee Structure.

Under the current fulcrum fee arrangement, CapGuardian is entitled to a fee calculated at a base rate of 0.35% of the assets in the CapGuardian Account. The fulcrum fee structure permits the base fee to be increased up to a maximum of 0.60% or decreased to a minimum of 0.10%, depending on the performance achieved in the CapGuardian Account. Performance is measured on a rolling 12-month basis relative to the MSCI EAFE Index®.

Under the proposed asset-based fee structure, CapGuardian’s fee will be computed based on the level of assets placed with CapGuardian. The proposed fee schedule incorporates both (i) reductions in the rate at which CapGuardian’s fee will be calculated as assets allocated to CapGuardian increase; and (ii) the application of discounts when the dollar amount of fees payable to CapGuardian reaches specified levels. Further, the New CapGuardian Agreement provides for the application of scheduled break points and discounts determined, in each case, with reference to the level of assets in the CapGuardian Account and assets placed with CapGuardian by other advisory accounts for which Hirtle Callaghan serves as an investment adviser (the “Combined Assets”). It should be noted that, under the proposed fee schedule, CapGuardian will be entitled to a fee of .70% on the first $25 million in assets in the CapGuardian Account in the event that aggregate fees for the Combined Assets fall below $3 million, before giving effect to applicable discounts and that, so long as such fees exceed $3 million, the International Portfolio will pay its fee at an annual rate of 0.375% (with additional discounts possible) on all assets in the CapGuardian Account.

Impact of the Implementation of an Asset-Based Fee Arrangement.

In considering these very different fee structures, it is important to keep in mind that the impact the transition would have on the International Portfolio and, in particular, the relative level of expenses incurred by the Portfolio will depend on a number of variables. These variables include market conditions, the manner in which the International Portfolio’s assets are allocated among the several Specialist Managers that serve the International Portfolio, the overall size of the International Portfolio and the relative performance achieved by CapGuardian. For this reason, comparisons between the advisory fees actually paid during prior periods and fees that would have been paid had the proposed asset-based fee structure been in effect, cannot predict the International Portfolio’s future experience.

Appendix A, which appears at page 20 of this Proxy Statement sets forth information designed to illustrate the impact of the proposed transition to asset-based fees on the International Portfolio as a whole. This table assumes that both the New CapGuardian Agreement and the proposed new portfolio management agreement with Artisan Partners Limited Partnership (see Proposal No. 2, below), are implemented as proposed.

During the International Portfolio’s fiscal year ended June 30, 2007, CapGuardian received a fee, after taking into account negative performance adjustments, calculated at a rate of 0.17% of the CapGuardian Account, as compared to the 0.36% rate that would have been applied under the proposed asset-based fee structure. Specifically, CapGuardian received advisory fees (after the performance fee adjustment) in the amount of $1,764,582 or 0.17% of the value of the CapGuardian Account. Absent such performance fee adjustment, the base rate under the Current CapGuardian Agreement would have been 0.35%. If the New CapGuardian Agreement had been in effect during the same period, CapGuardian would have received advisory fees calculated at the annual rate of 0.36% or $3,739,177, which is, on a pro forma basis, 112% more than the advisory fee actually received during the period, and which represents an increase in the rate at which the advisory fees were computed of 0.19% (or 19 basis points). It is important to note that CapGuardian underperformed the designated benchmark during the fiscal year ended June 30, 2007 and, accordingly, its compensation was computed using rates substantially lower than the maximum 0.60% rate to which it would have been entitled had its relative performance been better. During periods of superior performance, the proposed asset-based fee compensation rate would be lower than the fulcrum fee rate.

The following table sets forth the rates at which CapGuardian’s fee is calculated under the Current CapGuardian Agreement. This schedule illustrates that, as performance improves, the rate at which the applicable fee is calculated increases by a factor of 0.025% (or 2.5 basis points) for every 0.20% (or 20 basis points) in excess performance versus the MSCI EAFE Index®.

			CapGuardian will
If the Performance of the CapGuardian Account:			Receive a Fee of:

is lower than the MSCI EAFE Index® by:	(1.65	)% or more	0.10000%
is lower than the MSCI EAFE Index® by:	(0.40)%		0.25625%
exceeds the MSCI EAFE Index® by:	0.35%		0.35000%
exceeds the MSCI EAFE Index® by:	1.20%		0.45625%
exceeds the MSCI EAFE Index® by:	2.35	% or more	0.60000%

Comparison of the Current CapGuardian Agreement to the New CapGuardian Agreement.

Comparison of Contract Terms.  The New CapGuardian Agreement and the Current CapGuardian Agreement differ in terms of the fee structure and the effective dates, but are in all other material respects, substantively the same. Each Agreement provides that CapGuardian will: (i) provide a continuous investment program for that portion of the International Portfolio’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of the Investment Company Act. Each Agreement also provides for its continuation from year to year, provides that approval of the Agreement is obtained at least annually, by (i) the Trust’s Board or the International Portfolio’s shareholders; and (ii) and by a majority of the Trust’s Independent Trustees, in accordance with the Investment Company Act. The current and proposed fee schedules are summarized above and set forth below as they appear in the Current CapGuardian and New CapGuardian Agreements.

Fee Schedule under the Current CapGuardian Agreement.  For its services under the Current CapGuardian Agreement, CapGuardian is compensated based on the performance it is able to achieve with respect to the CapGuardian Account. This performance or “fulcrum fee” arrangement is designed to reward CapGuardian for performance that exceeds the total return of the MSCI EAFE Index® by a factor of at least 0.35% (or 35 basis points) and to reduce CapGuardian’s compensation with respect to periods during which lesser performance is achieved, as detailed above.

Fee Schedule under the New CapGuardian Agreement.  For its services under the New CapGuardian Agreement, CapGuardian is entitled to receive a fee, calculated daily and payable monthly, in arrears, based on the Combined Assets (i.e., the aggregate of the assets of the CapGuardian Account and certain other investment advisory accounts at Hirtle Callaghan for which CapGuardian provides similar services), in accordance with the following schedule:

at an Annual Fee Rate of 0.70%	on the first $25 million of the Combined Assets;
at an Annual Fee Rate of 0.55%	on the next $25 million of the Combined Assets;
at an Annual Fee Rate of 0.425%	on the next $200 million of the Combined Assets; and
at an Annual Fee Rate of 0.375%	on the balance of the Combined Assets

When the total aggregate fees for the Combined Assets exceed $3 million, before discounts (as set forth below), fee break points are to be eliminated and the International Portfolio will pay its fee at an annual rate of 0.375% on all assets in the CapGuardian Account.

The following fee discounts will be applied based upon the total (annualized) aggregated fees paid with respect to the Combined Assets:

Fees from $1.25 million to $4 million	5% discount
Fees from $4 million to $8 million	7.5% discount
Fees from $8 million to $12 million	10% discount
Fees over $12 million	12.5% discount

PROPOSAL NO. 2: Approval of a New Portfolio Management Agreement between the Trust, on behalf of the International Portfolio, and Artisan Partners Limited Partnership.

Artisan Partners Limited Partnership (“Artisan”) has provided portfolio management services to a portion of the International Portfolio since July 23, 1999 pursuant to the terms of its current portfolio management agreement with the Trust (the “Current Artisan Agreement”). Under the terms of the Current Artisan Agreement, Artisan is compensated based, in part, on the performance it achieves with respect to that portion of the International Portfolio’s assets (the “Artisan Account”) allocated to Artisan from time to time. Hirtle Callaghan has recommended, and the Board has approved, a new portfolio management agreement (the “New Artisan Agreement”) that will, if approved by the shareholders of the International Portfolio, replace the performance based compensation structure with an asset-based fee arrangement. Other than the change in the fee structure, the New Artisan Agreement is, in all other material respects, substantively the same as the terms and conditions of the Current Artisan Agreement. A copy of the New Artisan Agreement appears as Exhibit B to this Proxy Statement.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
OF THE INTERNATIONAL PORTFOLIO VOTE “FOR” PROPOSAL NO. 2.

Factors Considered by the Board in Approving the New Artisan Agreement.

Based on a broad range of information provided to the Board during the course of its deliberations, the Board concluded that transitioning the Artisan relationship to an asset-based fee structure was in the best interests of the shareholders, would benefit the International Portfolio during periods when the International Portfolio experiences superior performance and would minimize the potential that the International Portfolio would experience automatic fee increases during declining markets. The Board also concluded that the proposed fee schedule offers certain economies of scale as overall assets placed by the Trust with Artisan increase. The Board also concluded that the overall terms and conditions of the New Artisan Agreement, which are in all material respects other than the fee provisions, substantially the same as those of the Current Artisan Agreement, were fair and reasonable.

In reaching its conclusion, the Board noted that no single factor was determinative in its opinion, but based its findings primarily on the specific facts and circumstances of the International Portfolio and the Trust as a whole. The Board also gave substantial weight to Hirtle Callaghan’s views and recommendations with respect to the quality of the services provided and, in particular, Hirtle Callaghan’s view with respect to the advisability of continuing the engagement of Artisan to serve as one of the Specialist Managers for the International Portfolio. The Board considered the comparative fee information (including both peer group and fees charged by Artisan to its other clients) as indications of the comparable fee ranges but did not specifically rely upon this information. While the Board had before it information relating to the costs incurred by the Affected Managers and their profitability as it related to services rendered to the Trust, the Board did not specifically rely on such information, recognizing that the negotiations between the Trust and each of the Affected Managers, including Artisan, were conducted at “arms length” by officers of the Trust and by Hirtle Callaghan.

Comparison of Fulcrum Fee and Proposed Asset-Based Fee Structure.

Under the current fulcrum fee arrangement, Artisan is entitled to a fee calculated at a base rate of 0.40% of the assets in the Artisan Account. The fulcrum fee structure permits the base fee to be increased up to a maximum of 0.80% or decreased to a minimum of 0%, depending on the performance achieved in the Artisan Account. Performance is measured on a rolling 12-month basis relative to the MSCI EAFE Index®.

Under the proposed asset-based fee structure, Artisan’s fee will be computed based on the level of assets placed with Artisan. The proposed fee schedule includes reductions in the rate at which Artisan’s fee will be calculated as assets allocated to Artisan increase. The New Artisan Agreement provides that application of scheduled break points will be determined with reference to the level of assets in the Artisan Account and other assets of the Trust (for example, assets of another portfolio of the Trust) placed with Artisan (the “Combined Assets”). The New Artisan Agreement also provides that the Artisan Account shall pay a fee of 0.47% of the total average annual daily net assets of the Artisan Account so long as the Combined Assets are not reduced to $500 million or less due to withdrawals or redemptions.

Impact of the Implementation of an Asset-Based Fee Arrangement.

In considering these very different fee structures, it is important to keep in mind that the impact the transition would have on the International Portfolio and, in particular, the relative level of expenses incurred by the Portfolio will depend on a number of variables. These variables include market conditions, the manner in which the International Portfolio’s assets are allocated among the several Specialist Managers that serve the International Portfolio, the overall size of the International Portfolio and the relative performance achieved by Artisan. For this reason, comparisons between the advisory fees actually paid during prior periods and fees that would have been paid had the proposed asset-based fee structure been in effect, cannot predict the International Portfolio’s future experience.

Appendix A, which appears at page 20 of this Proxy Statement sets forth information designed to illustrate the impact of the proposed transition to asset-based fees on the International Portfolio as a whole. This table assumes that both the New Artisan Agreement and the New CapGuardian Agreement (see Proposal No. 1, above), are implemented as proposed.

During the International Portfolio’s fiscal year ended June 30, 2007, Artisan received a fee, after taking into account negative performance adjustments, at a rate of 0.12% of the Artisan Account’s assets, as compared to the 0.47% rate that would have been applied under the proposed asset-based fee structure. Specifically, Artisan received advisory fees (after the performance fee adjustment) in the amount of $698,010 or 0.12% of the value of the Artisan Account. Absent such performance fee adjustment, the base rate under the Current Artisan Agreement would have been 0.40%. If the New Artisan Agreement had been in effect during the same period, Artisan would have received advisory fees calculated at the annual rate of 0.47% or $2,697,034, which is, on a pro forma basis, 286% more than the advisory fee actually received during the period, and which represents an increase in the rate at which the advisory fees were computed of 0.35% (or 35 basis points). It is important to note that Artisan underperformed the designated benchmark during the fiscal year ended June 30, 2007 and, accordingly, its compensation was computed using rates substantially lower than the maximum 0.80% rate to which it would have been entitled had its relative performance been better. During periods of superior performance, the proposed asset-based fee compensation rate would be lower than the fulcrum fee rate.

The following table sets forth the rates at which Artisan’s fee is calculated under the Current Artisan Agreement. This schedule illustrates that, as performance improves, the rate at which the applicable fee is calculated increases by a factor of 0.05% (or 5 basis points) for every 0.20% (or 20 basis points) in excess performance versus the MSCI EAFE Index®.

			Artisan will
If the Performance of the Artisan Account:			Receive a Fee of:

is less than the MSCI EAFE Index® by:	(1.20	)% or more	0.00000%
is less than the MSCI EAFE Index® by:	(0.40)%		0.20000%
exceeds the MSCI EAFE Index® by:	0.40%		0.40000%
exceeds the MSCI EAFE Index® by:	1.20%		0.60000%
exceeds the MSCI EAFE Index® by:	2.00	% or more	0.80000%

Comparison of the Current Artisan Agreement and the New Artisan Agreement.

Comparison of Contract Terms.  The New Artisan Agreement and the Current Artisan Agreement differ in terms of the fee structure and the effective dates, but are in all other material respects, substantively the same. Each Agreement provides that Artisan will: (i) provide a continuous investment program for that portion of the International Portfolio’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of the Investment Company Act. Each Agreement also provides for its continuation from year to year, provided approval of the Agreement is obtained at least annually, by (i) the Trust’s Board or the International Portfolio’s shareholders; and (ii) and by a majority of the Trust’s Independent Trustees, in accordance with the Investment Company Act. The current and proposed fee schedules are summarized above and are set forth below as they appear in the Current Artisan and New Artisan Agreements.

Fee Schedule under the Current Artisan Agreement.  For its services under the Current Artisan Agreement, Artisan is compensated based upon the performance it is able to achieve with respect to the Artisan Account. This performance or “fulcrum fee” arrangement is designed to reward Artisan for performance that exceeds the total return of the MSCI EAFE Index® by a factor of at least 0.40% (or 40 basis points) and to reduce Artisan’s compensation with respect to periods during which lesser performance is achieved, as detailed above.

Fee Schedule under the New Artisan Agreement.  For its services under the New Artisan Agreement, Artisan is entitled to receive a fee, calculated daily and payable monthly, in arrears. For purposes of calculating the fee rate to be charged to the Artisan Account, the assets of the Artisan Account will be aggregated with other assets of the Trust (for example, assets of another portfolio of the Trust) placed with Artisan (i.e., the Combined Assets). The fee for the Artisan Account will be calculated at the annual rate of: 0.80% of the average annual daily net assets of the Artisan Account for the first $50 million in Combined Assets, 0.60% on the next $50 million in Combined Assets, 0.70% on the next $400 million in Combined Assets and 0.47% on Combined Assets in excess of $500 million; provided that, so long as the Combined Assets are not reduced to $500 million or less due to withdrawals or redemptions, the breakpoint schedule will be disregarded and the Artisan Account shall pay a fee of 0.47% of the total average annual daily net assets of the Artisan Account.

PROPOSAL NO. 3: Approval of a New Portfolio Management Agreement between the Trust, on behalf of the Small Cap Portfolio, and Sterling Johnston Capital Management, L.P.

Sterling Johnston Capital Management, L.P. (“Sterling Johnston”) has provided portfolio management services to a portion of the Small Cap Portfolio since December 1, 2000 pursuant to the terms of its current portfolio management agreement with the Trust (the “Current Sterling Johnston Agreement”). Under the terms of the Current Sterling Johnston Agreement, Sterling Johnston is compensated based, in part, on the performance it achieves with respect to that portion of the Small Cap Portfolio’s assets (the “Sterling Johnston Account”) allocated to Sterling Johnston from time to time. Hirtle Callaghan has recommended, and the Board has approved, a new portfolio management agreement (the “New Sterling Johnston Agreement”) that will, if approved by the shareholders of the Small Cap Portfolio, replace the performance based compensation structure with an asset-based fee arrangement. Other than the change in the fee structure, the New Sterling Johnston Agreement is, in all other material respects, substantively the same as the terms and conditions of the Current Sterling Johnston Agreement. A copy of the New Sterling Johnston Agreement appears as Exhibit C to this Proxy Statement.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
OF THE SMALL CAP PORTFOLIO VOTE “FOR” PROPOSAL NO. 3.

Factors Considered by the Board in Approving the New Sterling Johnston Agreement.

Based on a broad range of information provided to the Board during the course of its deliberations, the Board concluded that transitioning the Sterling Johnston relationship to an asset-based fee structure was in the best interests of the shareholders, would benefit the Small Cap Portfolio during periods when the Small Cap Portfolio experiences superior performance and would minimize the potential that the Small Cap Portfolio would experience automatic fee increases during declining markets. The Board also concluded that, although the proposed asset-based fee schedule does not include break points or other mechanisms designed to achieve economies of scale, the asset-based fee proposed was reasonable in light of the specific facts and circumstances of the Small Cap Portfolio, including the multi-manager structure, the fact that assets may be allocated and re-allocated among the Small Cap Portfolio’s five Specialist Managers as deemed appropriate by Hirtle Callaghan under the oversight of the Board, and in light of the performance achieved by the Sterling Johnston Account. The Board also concluded that the overall terms and conditions of the New Sterling Johnston Agreement, which are in all material respects other than the fee provisions, substantially the same as those of the Current Sterling Johnston Agreement, were fair and reasonable.

In reaching its conclusion, the Board noted that no single factor was determinative in its opinion, but based its decision to recommend approval of this proposal primarily on the specific facts and circumstances of the Small Cap Portfolio and the Trust as a whole. The Board also gave substantial weight to Hirtle Callaghan’s views and recommendations with respect to the quality of the services provided and, in particular, Hirtle Callaghan’s view with respect to the advisability of continuing the engagement of Sterling Johnston to serve as one of the Specialist Managers for the Small Cap Portfolio. The Board considered the comparative fee information (including both peer group and fees charged by Sterling Johnston to its other clients) as indications of the comparable fee ranges but did not specifically rely upon this information. While the Board had before it information relating to the costs incurred by the Affected Managers and their profitability as it related to services rendered to the Trust, the Board did not specifically rely on such information, recognizing that the negotiations between the Trust and each of the Affected Managers, including Sterling Johnston, were conducted at “arms length” by officers of the Trust and by Hirtle Callaghan.

Comparison of Fulcrum Fee and Proposed Asset-Based Fee Structure.

Under the current fulcrum fee arrangement, Sterling Johnston is entitled to a fee calculated at a base rate of 0.40% of the assets in the Sterling Johnston Account. The fulcrum fee structure permits the base fee to be increased up to a maximum of 0.80% or decreased to a minimum of 0%, depending on the performance achieved in the Sterling Johnston Account. Performance is measured on a rolling 12-month basis relative to the Russell 2000 Growth Index®.

For its services under the New Sterling Johnston Agreement, Sterling Johnston will be entitled to receive a fee, calculated daily and payable monthly, in arrears, at the annual rate of 0.75% of the average annual daily net assets of the Sterling Johnston Account.

Impact of the Implementation of an Asset-Based Fee Arrangement.

In considering these very different fee structures, it is important to keep in mind that the impact the transition would have on the Small Cap Portfolio and, in particular, the relative level of expenses incurred by the Portfolio will depend on a number of variables. These variables include market conditions, the manner in which the Small Cap Portfolio’s assets are allocated among the several Specialist Managers that serve the Small Cap Portfolio, the overall size of the Small Cap Portfolio and the relative performance achieved by Sterling Johnston. For this reason, comparisons between the advisory fees actually paid during prior periods and fees that would have been paid had the proposed asset-based fee structure been in effect, cannot predict the Small Cap Portfolio’s future experience.

Appendix B, which appears at page 22 of this Proxy Statement sets forth information designed to illustrate the impact of the proposed transition to asset-based fees on the Small Cap Portfolio as a whole. This table assumes that that each of the New Sterling Johnston Agreement and the proposed new portfolio management agreements relating to Franklin Portfolio Associates LLC and IronBridge Capital Management LP (see Proposals Nos. 4 and 5, below), are implemented as proposed.

During the Small Cap Portfolio’s fiscal year ended June 30, 2007, Sterling Johnston received a fee, after taking into account negative performance adjustments, at a rate of 0.74% of the Sterling Johnston Account’s assets, as compared to the 0.75% rate that would have been applied under the proposed asset-based fee structure. Specifically, Sterling Johnston received advisory fees (after the performance fee adjustment) in the amount of $761,621 or 0.74% of the value of the Sterling Johnston Account. Absent such performance fee adjustment, the base rate under the Current Sterling Johnston Agreement would have been 0.40%. If the New Sterling Johnston Agreement had been in effect during the same period, Sterling Johnston would have received advisory fees calculated at the annual rate of 0.75% or $776,662, which is, on a pro forma basis, 2% more than the advisory fee actually received during the period, and which represents an increase in the rate at which the advisory fees were computed of 0.01% (or 1 basis point). It is important to note that Sterling Johnston underperformed the designated benchmark during the fiscal year ended June 30, 2007 and, accordingly, its compensation was computed using rates slightly lower than the maximum 0.80% rate to which it would have been entitled had its relative performance been better. During periods of superior performance, the proposed asset-based fee compensation rate would be lower than the fulcrum fee rate.

The following table sets forth the rates at which Sterling Johnston’s fee is calculated under the Current Sterling Johnson Agreement. This schedule illustrates that, as performance improves, the rate at which the applicable fee is calculated increases by a factor of 0.05% (or 5 basis points) for every 0.20% (or 20 basis points) in excess performance versus the Russell 2000 Growth Index®.

			Sterling Johnston will
If the Performance of the Sterling Johnston Account:			Receive a Fee of:

is less than the Russell 2000 Growth Index® by:	(1.20	)% or more	0.00000%
is less than the Russell 2000 Growth Index® by:	(0.40)%		0.20000%
exceeds the Russell 2000 Growth Index® by:	0.40%		0.40000%
exceeds the Russell 2000 Growth Index® by:	1.20%		0.60000%
exceeds the Russell 2000 Growth Index® by:	2.00	% or more	0.80000%

Comparison of the Current Sterling Johnston Agreement and the New Sterling Johnston Agreement.

Comparison of Contract Terms.  The New Sterling Johnston Agreement and the Current Sterling Johnston Agreement differ in terms of the fee structure and the effective dates, but are in all other material respects, substantively the same. Each Agreement provides that Sterling Johnston will: (i) provide a continuous investment program for that portion of the Small Cap Portfolio’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of the Investment Company Act. Each Agreement also provides for its continuation from year to year, provided approval of the Agreement is obtained at least annually, by (i) the Trust’s Board or the Small Cap Portfolio’s shareholders; and (ii) and by a majority of the Trust’s Independent Trustees, in accordance with the Investment Company Act. The current and proposed fee schedules are summarized above and set forth below as they appear in the Current Sterling Johnston and New Sterling Johnston Agreements.

Fees Schedule under the Current Sterling Johnson Agreement.  For its services under the Current Sterling Johnston Agreement, Sterling Johnston is compensated based on the performance it is able to achieve with respect to the Sterling Johnston Account. This performance or “fulcrum fee” arrangement is designed to reward Sterling Johnston for performance that exceeds the total return of the Russell 2000 Growth Index® by a factor of at least 0.40

(or 40 basis points) and to reduce Sterling Johnson’s compensation with respect to periods during which lesser performance is achieved, as detailed above.

Fee Schedule under the New Sterling Johnston Agreement.  For its services under the New Sterling Johnston Agreement, Sterling Johnston is entitled to receive a fee, calculated daily and payable monthly, in arrears, at the annual rate of 0.75% of the average annual daily net assets of the Sterling Johnston Account.

PROPOSAL NO. 4: Approval of a New Portfolio Management Agreement between the Trust, on behalf of the Small Cap Portfolio, and Franklin Portfolio Associates LLC.

Franklin Portfolio Associates LLC (“Franklin”) has provided portfolio management services to a portion of the Small Cap Portfolio since November 1, 2004 pursuant to the terms of its current portfolio management agreement with the Trust (the “Current Franklin Agreement”). Under the terms of the Current Franklin Agreement, Franklin is compensated based, in part, on the performance it achieves with respect to that portion of the Small Cap Portfolio’s assets (the “Franklin Account”) allocated to Franklin from time to time. Hirtle Callaghan has recommended, and the Board has approved, a new portfolio management agreement (the “New Franklin Agreement”) that will, if approved by the shareholders of the Small Cap Portfolio, replace the performance based compensation structure with an asset-based fee arrangement. Other than the change in the fee structure, the New Franklin Agreement is, in all other material respects, substantively the same as the terms and conditions of the Current Franklin Agreement. A copy of the New Franklin Agreement appears as Exhibit D to this Proxy Statement.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
OF THE SMALL CAP PORTFOLIO VOTE “FOR” PROPOSAL NO. 4.

Factors Considered by the Board in Approving the New Franklin Agreement.

Based on a broad range of information provided to the Board during the course of its deliberations, the Board concluded that transitioning the Franklin relationship to an asset-based fee structure was in the best interests of the shareholders, would benefit the Small Cap Portfolio during periods when the Small Cap Portfolio experiences superior performance and would minimize the potential that the Small Cap Portfolio would experience automatic fee increases during declining markets. The Board also concluded that, although the proposed asset-based fee schedule does not include break points or other mechanisms designed to afford to the Small Cap Portfolio economies of scale as overall assets placed with Franklin increase, the asset-based fee proposed was reasonable in light of the specific facts and circumstances of the Small Cap Portfolio. These include the fact that, upon implementation of the New Franklin Agreement and until March 2010, the rate at which Franklin’s fee is computed will be 25% less than both the base fee to which it is entitled under the current fulcrum fee arrangement and the fee that it was entitled to receive prior to the effective date of the performance fee arrangement. The Board also concluded that the overall terms and conditions of the New Franklin Agreement, which are in all material respects other than the fee provisions, substantially the same as those of the Current Franklin Agreement, were fair and reasonable.

In reaching its conclusion, the Board noted that no single factor was determinative in its opinion, but based its decision to recommend approval of this proposal primarily on the specific facts and circumstances of the Small Cap Portfolio and the Trust as a whole. The Board also gave substantial weight to Hirtle Callaghan’s views and recommendations with respect to the quality of the services provided and, in particular, Hirtle Callaghan’s view with respect to the advisability of continuing the engagement of Franklin to serve as one of the Specialist Managers for the Small Cap Portfolio. The Board considered the comparative fee information (including both peer group information and fees charged by Franklin to its other clients) as indications of the comparable fee ranges but did not specifically rely upon this information. While the Board had before it information relating to the costs incurred by the Affected Managers and their profitability as it related to services rendered to the Trust, the Board did not specifically rely on such information, recognizing that the negotiations between the Trust and each of the Affected Managers, including Franklin, were conducted at “arms length” by officers of the Trust and by Hirtle Callaghan.

Comparison of Fulcrum Fee and Proposed Asset-Based Fee Structure

The fulcrum fee arrangement first became effective with respect to Franklin on December 1, 2007, and under the Current Franklin Agreement, Franklin would be entitled to a performance adjustment at the end of the 12-month period ending November 30, 2008. Under the Current Franklin Agreement, Franklin is entitled to a fee calculated at a base rate of 0.40% when assets in the Franklin Account are less than $100 million, and 0.35% when assets in the Franklin Account are greater than $100 million. Under the fulcrum fee structure, the base fee, when assets are less than $100 million, may be increased up to a maximum of 0.70% or decreased to a minimum of 0.10%, depending upon the performance achieved by the Franklin Account. Performance is measured on a “rolling basis” relative to the Russell 2000® Index.

For its services under the New Franklin Agreement, Franklin will be entitled to receive a fee, calculated daily and payable monthly, in arrears, at the annual rate of 0.30% of the average annual daily net assets of the Franklin Account until March 31, 2010. Thereafter, Franklin shall be entitled to receive a fee, calculated daily and payable monthly, in arrears, at the annual rate of 0.40% of the average annual daily net assets of the Franklin Account.

Impact of the Implementation of an Asset-Based Fee Arrangement.

In considering these very different fee structures, it is important to keep in mind that the impact the transition would have on the Small Cap Portfolio and, in particular, the relative level of expenses incurred by the Portfolio will depend on a number of variables. These variables include market conditions, the manner in which the Small Cap Portfolio’s assets are allocated among the several Specialist Managers that serve the Small Cap Portfolio, the overall size of the Small Cap Portfolio and the relative performance achieved by Franklin. For this reason, comparisons between the advisory fees actually paid during prior periods and fees that would have been paid had the proposed asset-based fee structure been in effect, cannot predict the Small Cap Portfolio’s future experience.

Appendix B, which appears at page 22 of this Proxy Statement sets forth information designed to illustrate the impact of the proposed transition to asset-based fees on the Small Cap Portfolio as a whole. This table assumes that each of the New Franklin Agreement and the proposed new portfolio management agreements relating to Sterling Johnston and IronBridge Capital Management LP (see Proposal No. 3, above, and Proposal No. 5, below), are implemented as proposed.

During the Small Cap Portfolio’s fiscal year ended June 30, 2007, Franklin received advisory fees in the amount of $396,577 based on the annual base rate of 0.40% of the value of the Franklin Account; advisory fees for the period were paid without performance related adjustment because, as already noted, the fulcrum fee provisions of the Current Franklin Agreement had not yet become effective. Had performance adjustments been applied, however, Franklin would have received, on a pro forma basis, fees of $99,144 or 0.10% of the Franklin Account. If the New Franklin Agreement had been in effect during the same period, Franklin would have received advisory fees calculated at the annual rate of 0.30% or $297,433, which is 25% less than the base fee actually received and approximately 200% more than the performance adjusted fee on a pro forma basis, which represents an increase in the rate at which the advisory fees were computed of approximately 0.20% (or 20 basis points). It is important to note that Franklin underperformed the designated benchmark during the fiscal year ended June 30, 2007 and, accordingly, its compensation would have been computed using rates substantially lower than the maximum 0.70% rate to which it would have been entitled had its relative performance been better and its fulcrum fee effective. During periods of superior performance, the proposed asset-based fee compensation rate would be lower than the fulcrum fee rate.

The following table sets forth the rates at which Franklin’s fee is calculated under the Current Franklin Agreement when the assets in the Franklin Account are less than $100 million. This schedule illustrates that, as performance improves, the rate at which the applicable fee is calculated increases by a factor of 0.02% (or 2 basis points) for every 0.20% (or 20 basis points) in excess performance versus the Russell 2000® Index.*

			Franklin will
If the Performance of the Franklin Account:			Receive a Fee of:

is less than the Russell 2000® Index by:	(2.60	)% or more	0.10000%
is less than the Russell 2000® Index by:	(1.40)%		0.22000%
is less than the Russell 2000® Index by:	(0.80)%		0.28000%
exceeds the Russell 2000® Index by:	0.40%		0.40000%
exceeds the Russell 2000® Index by:	1.60%		0.52000%
exceeds the Russell 2000® Index by:	2.20%		0.58000%
exceeds the Russell 2000® Index by:	3.40	% or more	0.70000%

*	As of December 31, 2007, the assets of the Franklin Account were approximately $87 million. If assets in the Franklin Account increase to $100 million or more, the base fee and fulcrum point would decrease to 0.35%.

Comparison of the Current Franklin Agreement to the New Franklin Agreement.

Comparison of Contract Terms.  The New Franklin Agreement and the Current Franklin Agreement differ in terms of the fee structure and the effective dates, but are in all other material respects, substantively the same. Each Agreement provides that Franklin will: (i) provide a continuous investment program for that portion of the Small Cap Portfolio’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of the Investment Company Act. Each Agreement also provides for its continuation from year to year, provided approval of the Agreement is obtained at least annually, by (i) the Trust’s Board or the Portfolio’s shareholders; and (ii) and by a majority of the Trust’s Independent Trustees, in accordance with the Investment Company Act. The current and proposed fee schedules are summarized above and set forth below as they appear in the Current Franklin and New Franklin Agreements.

Fee Schedule under the Current Franklin Agreement.  For its services under the Current Franklin Agreement, Franklin is compensated based on the performance it is able to achieve with respect to the Franklin Account. This performance or “fulcrum fee” arrangement is designed to reward Franklin for performance that exceeds the total return of the Russell 2000® Index by a factor of at least 0.40% (or 40 basis points) and to reduce Franklin’s compensation with respect to periods during which lesser performance is achieved, as detailed above.

Fee Schedule under the New Franklin Agreement.  For its services under the New Franklin Agreement, Franklin is entitled to receive a fee, calculated daily and payable monthly, in arrears, at the annual rate of 0.30% of the average annual daily net assets of the Franklin Account until March 31, 2010. Thereafter, Franklin shall be entitled to receive a fee, calculated daily and payable monthly, in arrears, at the annual rate of 0.40% of the average annual daily net assets of the Franklin Account.

PROPOSAL NO. 5: Approval of a New Portfolio Management Agreement between the Trust, on behalf of the Small Cap Portfolio, and IronBridge Capital Management LP.

IronBridge Capital Management LP (“IronBridge”) has provided portfolio management services to a portion of the Small Cap Portfolio since November 1, 2004 pursuant to the terms of its current portfolio management agreement with the Trust (the “Current IronBridge Agreement”). Under the terms of the Current IronBridge Agreement, IronBridge is compensated based, in part, on the performance it achieves with respect to that portion of the Small Cap Portfolio’s assets (the “IronBridge Account”) allocated to IronBridge from time to time. Hirtle Callaghan has recommended, and the Board has approved, a new portfolio management agreement (the “New IronBridge Agreement”) that will, if approved by the shareholders of the Small Cap Portfolio, replace the performance based compensation structure with an asset-based fee arrangement. Other than the change in the fee structure, the New IronBridge Agreement is, in all other material respects, substantively the same as the terms and conditions of the Current IronBridge Agreement. A copy of the New IronBridge Agreement appears as Exhibit E to this Proxy Statement.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
OF THE SMALL CAP PORTFOLIO VOTE “FOR” PROPOSAL NO. 5.

Factors Considered by the Board in Approving the New IronBridge Agreement.

Based on a broad range of information provided to the Board during the course of its deliberations, the Board concluded that transitioning the IronBridge relationship to an asset-based fee structure was in the best interests of the shareholders, would benefit the Small Cap Portfolio during periods when the Small Cap Portfolio experiences superior performance and would minimize the potential that the Small Cap Portfolio would experience automatic fee increases during declining markets. The Board also concluded that, although the proposed asset-based fee schedule does not include break points or other mechanisms designed to afford to the Small Cap Portfolio economies of scale as overall assets placed with IronBridge increase, the asset-based fee proposed was reasonable in light of the specific facts and circumstances of the Small Cap Portfolio, including the multi-manager structures, the fact that assets may be allocated and re-allocated among the Portfolio’s five Specialist Managers as deemed appropriate by Hirtle Callaghan under the oversight of the Board, and in light of the superior performance achieved by the IronBridge Account. The Board also concluded that the overall terms and conditions of the New IronBridge Agreement, which are in all material respects other than the fee provisions, substantially the same as those of the Current IronBridge Agreement, were fair and reasonable.

In reaching its conclusion, the Board noted that no single factor was determinative in its opinion, but based its findings primarily on the specific facts and circumstances of the Small Cap Portfolio and the Trust as a whole. The Board also gave substantial weight to Hirtle Callaghan’s views and recommendations with respect to the quality of the services provided and, in particular, Hirtle Callaghan’s view with respect to the advisability of continuing the engagement of IronBridge to serve as one of the Specialist Managers for the Small Cap Portfolio. The Board considered the comparative fee information (including both peer group information and fees charged by IronBridge to its other clients) as indications of the comparable fee ranges but did not specifically rely upon this information. While the Board had before it information relating to the costs incurred by the Affected Managers and their profitability as it related to services rendered to the Trust, the Board did not specifically rely on such information, recognizing that the negotiations between the Trust and each of the Affected Managers, including IronBridge, were conducted at “arms length” by officers of the Trust and by Hirtle Callaghan.

Comparison of Fulcrum Fee and Proposed Asset-Based Fee Structure.

The fulcrum fee arrangement first became effective with respect to IronBridge on December 1, 2007, and under the Current IronBridge Agreement, IronBridge would be entitled to a performance adjustment at the end of the 12-month period ending November 30, 2008. Under the Current IronBridge Agreement, IronBridge is entitled to a fee calculated at a base rate of 0.60% of the assets in the IronBridge Account. Under the fulcrum fee structure, the base fee may be increased up to a maximum of 1.20% or decreased to a minimum of 0%, depending on the performance achieved in the IronBridge Account. Performance is measured on a rolling 12-month basis relative to the Russell 2000® Index.

For its services under the New IronBridge Agreement, IronBridge is entitled to receive a fee, calculated daily and payable monthly, in arrears, at the annual rate of 0.95% of the average annual daily net assets of the IronBridge Account.

Impact of the Implementation of an Asset-Based Fee Arrangement.

In considering these very different fee structures, it is important to keep in mind that the impact the transition would have on the Small Cap Portfolio and, in particular, the relative level of expenses incurred by the Portfolio will depend on a number of variables. These variables include market conditions, the manner in which the Small Cap Portfolio’s assets are allocated among the several Specialist Managers that serve the Small Cap Portfolio, the overall size of the Small Cap Portfolio and the relative performance achieved by IronBridge. For this reason, comparisons between the advisory fees actually paid during prior periods and fees that would have been paid had the proposed asset-based fee structure been in effect, cannot predict the Small Cap Portfolio’s future experience.

Appendix B, which appears at page 22 of this Proxy Statement sets forth information designed to illustrate the impact of the proposed transition to asset-based fees on the Small Cap Portfolio as a whole. This table assumes that each of the New IronBridge Agreement and the proposed new portfolio management agreements relating to Sterling Johnston and Franklin (see Proposals Nos. 3 and 4, above), are implemented as proposed.

During the Small Cap Portfolio’s fiscal year ended June 30, 2007, IronBridge received advisory fees in the amount of $867,598 based on the annual base rate of 0.60% of the value of the IronBridge Account; advisory fees for the period were paid without performance related adjustment because, as already noted, the fulcrum fee provisions of the Current IronBridge Agreement had not yet become effective. Had performance adjustments been applied, however, IronBridge would have received, on a pro forma basis, fees of $1,735,752 or 1.20% of the IronBridge Account. If the New IronBridge Agreement had been in effect during the same period, IronBridge would have received advisory fees calculated at the annual rate of 0.95% or $1,374,137, which is 63% more than the base fee actually received, and approximately 21% less than the performance adjusted fee on a pro forma basis, which represents a decrease in the rate at which the advisory fees were computed of approximately 0.25% (or 25 basis points). It is important to note that IronBridge over performed the designated benchmark during the fiscal year ended June 30, 2007 and, accordingly, its compensation would have been computed using rates at the maximum rate to which it would have been entitled had its fulcrum fee been effective. During periods of superior performance, the proposed asset-based fee compensation rate would be lower than the fulcrum fee rate.

The following table sets forth the rates at which IronBridge’s fee is calculated under the Current IronBridge Agreement. This schedule illustrates that, as performance improves, the rate at which the applicable fee is calculated increases by a factor of 0.05% (or 5 basis points) for every 0.20% (or 20 basis points) in excess performance versus the Russell 2000® Index.

			IronBridge will
If the Performance of the IronBridge Account:			Receive a Fee of:

is less than the Russell 2000® Index by:	(1.80	)% or more	0.00000%
is less than the Russell 2000® Index by:	(0.60)%		0.30000%
exceeds the Russell 2000® Index by:	0.60%		0.60000%
exceeds the Russell 2000® Index by:	1.80%		0.90000%
exceeds the Russell 2000® Index by:	3.00	% or more	1.20000%

Comparison of the Current IronBridge Agreement and the New IronBridge Agreement.

Comparison of Contract Terms.  The New IronBridge Agreement and the Current IronBridge Agreement differ in terms of the fee structure and the effective dates, but are in all other material respects, substantively the same. Each Agreement provides that IronBridge will: (i) provide a continuous investment program for that portion of the Small Cap Portfolio’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of the Investment Company Act. Each Agreement also provides for its continuation from year to year, provided approval of the Agreement is obtained at least annually, by (i) the Trust’s Board or the Small Cap Portfolio’s shareholders; and (ii) and by a majority of the Trust’s Independent Trustees, in accordance with the Investment Company Act. The current and proposed fee schedules are summarized above and set forth below as they appear in the Current IronBridge and New IronBridge Agreements.

Fee Schedule under the Current IronBridge Agreement.  For its services under the Current IronBridge Agreement, IronBridge is compensated based on the performance it is able to achieve with respect to the IronBridge Account. This performance or “fulcrum fee” arrangement is designed to reward IronBridge for performance that exceeds the total return of the Russell 2000® Index by a factor of at least 0.60% (or 60 basis points) and to reduce IronBridge’s compensation with respect to periods during which lesser performance is achieved, as detailed above.

Fee Schedule under the New IronBridge Agreement.  Under the New IronBridge Agreement, IronBridge will be entitled to receive a fee, calculated daily and payable monthly, in arrears, at the annual rate of 0.95% of the average annual daily net assets of the IronBridge Account

OTHER MATTERS.

No business other than as set forth herein is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders properly arise, including any question as to an adjournment of the Special Meeting, the persons names in the enclosed proxy will vote thereon according to their best judgment and in the interests of each Portfolio.

VOTES REQUIRED FOR APPROVAL OF MATTERS AT THE SPECIAL MEETING.

The presence of the holders of 40% of the shares of a Portfolio as of the Record Date, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting with respect to that Portfolio. Approval of each of the proposals requires the approval of the holders of a “majority of the outstanding voting securities” of the relevant Portfolio. Under the Investment Company Act, this term means the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the relevant Portfolio’s outstanding voting securities.

A properly executed and returned proxy marked with an abstention will be considered present at the Special Meeting for the purpose of determining the existence of a quorum. If any proxy received by the Trust that withholds authority to vote represents a “broker non-vote,” shares represented by such proxy will not be counted for purposes of determining whether or not a quorum is present at the Special Meeting and will not be deemed “votes cast” with respect to any matter with respect to which authority to vote is withheld. Abstentions and broker non-votes will thus not constitute a vote “for” or “against” any matter, but will have the same effect as a negative vote with respect to matters that require the approval of a requisite percentage of the outstanding shares of the Portfolio. As used in this Proxy Statement, “broker non-vote” means a proxy, executed by a broker or other nominee, indicating that the nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power.

ADDITIONAL INFORMATION.

Management of the Trust.

Information about Hirtle Callaghan.  Hirtle Callaghan & Co., Inc. (“Hirtle Callaghan”) serves as the overall sponsor and investment adviser to the Trust. Hirtle Callaghan’s principal offices are located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, Pennsylvania 19428.

Information about the Other Specialist Managers.  The International Portfolio is managed by three (3) Specialist Managers. Information concerning two of those Specialist Managers, CapGuardian and Artisan, is contained above under Proposals Nos. 1 and 2, and in a Specialist Managers Guide in Appendix C to this Proxy Statement. The International Portfolio’s other Specialist Manager is Causeway Capital Management LLC (“Causeway”). Causeway’s principal offices are located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, CA 90025.

The Small Cap Portfolio is managed by five (5) Specialist Managers. Information concerning three of those Specialist Managers, Sterling Johnston, Franklin and IronBridge, is contained above under Proposals Nos. 3, 4 and 5, and in a Specialist Managers Guide in Appendix C to this Proxy Statement. The Small Cap Portfolio’s other Specialist Managers are: Frontier Capital Management Company, LLC (“Frontier”) and Geewax, Terker and Co. (“Geewax”). Frontier’s principal offices are located at 99 Summer Street, Boston, Massachusetts 02110. Geewax’s principal offices are located at 414 Old Baltimore Pike, PO Box 2700, Chadds Ford, PA 19317.

Administration, Distribution and Related Services.  Citi Fund Services Ohio, Inc. and certain of its affiliated companies (“Citi”) currently provide administration, transfer agency and accounting services to the Trust pursuant to the terms of separate agreements between Citi and the Trust. Citi is located at 3435 Stelzer Road, Columbus, OH 43219. Foreside Fund Services LLC (“Foreside”) is the Trust’s principal underwriter pursuant to an underwriting agreement between Foreside and the Trust. The offices of the principal underwriter are located at Two Portland Square, Portland, ME 04101.

Holders of 5% of Shares on Record Date.

The table below shows the name and address of record of each person known to the Trust to beneficially hold 5% or more of the shares of any of the Portfolios as of the Record Date. Hirtle Callaghan may be deemed to have, or share, investment and/or voting authority with respect to those shares of the Portfolios beneficially held by clients of Hirtle Callaghan. Currently more than 50% of the shares of the Portfolios are held by clients of Hirtle Callaghan, with respect to which shares Hirtle Callaghan disclaims beneficial ownership.

The trustees and officers of the Trust, as a group, own less than 1% of the outstanding shares of each of the Portfolios.

		Number of
Name and Address of Record Holder(s)	Name of Portfolio	Shares Held	Percentage

Bankers Trust Company 453 7th Street Des Moines, IA 50309	Small Cap Portfolio	24,532,896.901	48.52%
Wendel & Co. P. O. Box 1066 Wall Street Station c/o Bank of New York — Mutual Funds Reorg. Dept. New York, NY 10286	Small Cap Portfolio	10,061,144.281	19.90%
Post & Co. P. O. Box 1066 Wall Street Station c/o Bank of New York — Mutual Funds Reorg. Dept. New York, NY 10286	Small Cap Portfolio	4,485,883.041	8.87%
Northern Trust Co. — Custodian Jochum Moll P. O. Box 92956 FDN Main 2677081 Chicago, IL 60675	Small Cap Portfolio	3,691,921.072	7.30%
State Street Corporation Health Alliance of Greater Cincinnati Retirement Plan — ERISA 1776 Heritage Drive North Quincy, MA 02171-2199	Small Cap Portfolio	3,563,249.818	7.05%
Bankers Trust Company 453 7th Street Des Moines, IA 50309	International Portfolio	70,378,240.421	49.16%
Wendel & Co. P. O. Box 1066 Wall Street Station c/o Bank of New York — Mutual Funds Reorg. Dept. New York, NY 10286	International Portfolio	26,977,571.715	18.85%

		Number of
Name and Address of Record Holder(s)	Name of Portfolio	Shares Held	Percentage

Northern Trust Co. — Custodian Jochum Moll P. O. Box 92956 FDN Main 2677081 Chicago, IL 60675	International Portfolio	9,383,161.397	6.55%
State Street Corporation Health Alliance of Greater Cincinnati Retirement Plan — ERISA 1776 Heritage Drive North Quincy, MA 02171-2199	International Portfolio	8,817,823.098	6.16%
Saxon Co. P. O. Box 7780-1888 Philadelphia, PA 19182	International Portfolio	7,466,542.905	5.22%
Mac Co. Attn: Mutual Fund Ops P. O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	International Portfolio	7,370,229.075	5.15%

SHAREHOLDER PROPOSALS.

As a Delaware statutory trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the Investment Company Act or other applicable law. The Investment Company Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board’s selection of the Trust’s independent registered public accountants. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters. Although the Trust does not anticipate that an annual meeting will be held, shareholders may submit proposals that will be considered for submission to shareholders at such meeting. In the event that an annual meeting is held, any such proposal must be received at least 120 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders.

By Order of the Board of Trustees

Dated: May 12, 2008

APPENDIX A

Pro Forma Fee and Expense Table: International Portfolio

In order to illustrate the impact of the proposed new advisory fee structure under the new portfolio management agreements, set forth below is a pro forma fee and expense table, and an expense example for the International Portfolio.

The fee and expense tables and expense examples are designed to assist shareholders in evaluating the proposed changes to the advisory fees. They are also provided to help you compare the cost of investing in the International Portfolio with the cost of investing in other mutual funds. The tables below compare the International Portfolio’s actual operating expenses (including the advisory fee with a performance adjustment) for the fiscal year ended June 30, 2007 under the current portfolio management agreements, the International Portfolio’s operating expenses (including the advisory fee with a performance adjustment) for the fiscal year ended June 30, 2007 re-stated to show the maximum that would have been paid to CapGuardian and Artisan under the performance fees contained in the current portfolio management agreements, and the International Portfolio’s hypothetical operating expenses for the same period if the new portfolio management agreements (with a fixed advisory fee and no performance adjustments) had been in place for the entire fiscal year.

The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the International Portfolio.

Annual Operating Expenses

(Expenses that are deducted from the International Portfolio’s assets, expressed as a percentage of average net assets)

		With Current Fees
		in Place and Paying
		the Maximum under	Pro Forma With
	With Current Actual	the Performance Fee	Proposed Fees in
	Fees in Place	Adjustment(a)	Place

Management Fees(b),(c)	0.42%	0.71%	0.45%
Other Expenses	0.15%	0.15%	0.15%

Total Portfolio Operating Expenses	0.57%	0.86%	0.60%

(a)	The figures shown reflect the maximum positive performance adjustment to which Artisan and CapGuardian may be entitled under certain performance fee arrangements.

(b)	The figures shown reflect the Management Fees payable by the International Portfolio for its fiscal year ended June 30, 2007, including the fees paid to other Specialist Manager(s).

(c)	Figures shown reflect the allocation of assets re-stated to reflect the fees payable to the Specialist Managers. The International Portfolio is currently managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures shown assume an actual allocation of assets at June 30, 2007 of 34% to Artisan, 63% to CapGuardian, and 3% to Causeway Capital Management LLC.

Example:  This Example is intended to help you compare the cost of investing in the International Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the International Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the International Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

With Current Fees in Place	$58	$183	$318	$714
With Current Fees in Place and Paying the Maximum under the Performance Fee Adjustment	$88	$274	$477	$1,061
Pro Forma With Proposed Fees in Place	$61	$192	$335	$750

Based on the foregoing, the new fee arrangements could, under certain circumstances increase the advisory fee to which CapGuardian and/or Artisan are entitled to receive. In all cases, however, the proposed new fees are lower than the maximum fee to which CapGuardian and Artisan could be entitled under the current performance fee arrangements and at current asset levels.

APPENDIX B

Pro Forma Fee and Expense Table: Small Cap Portfolio.

In order to illustrate the impact of the proposed new advisory fee structure under the new portfolio management agreements, set forth below is a pro forma fee and expense table, and an expense example for the Small Cap Portfolio.

The fee and expense tables and expense examples are designed to assist shareholders in evaluating the proposed changes to the advisory fees. They are also provided to help you compare the cost of investing in the Small Cap Portfolio with the cost of investing in other mutual funds. Until December 1, 2007, Franklin and IronBridge each received fixed investment advisory fees with respect to the assets each managed. Their performance adjusted fee schedule only commenced on December 1, 2007. The tables below compare the Small Cap Portfolio’s actual operating expenses (including the fixed advisory fee and, for Sterling Johnston only, a performance adjusted fee) for the fiscal year ended June 30, 2007 under the current portfolio management agreements, the Small Cap Portfolio’s operating expenses (including the advisory fee with a performance adjustment for Sterling Johnston, Franklin and IronBridge) for the fiscal year ended June 30, 2007, the Small Cap Portfolio’s operating expenses (including the advisory fee with a performance adjustment) for the fiscal year ended June 30, 2007 re-stated to show the maximum that would have been paid to Sterling Johnston, Franklin and IronBridge under the performance fees contained in the current portfolio management agreements, and the Small Cap Portfolio’s hypothetical operating expenses for the same period if the new portfolio management agreements (with a fixed advisory fee and no performance adjustments) had been in place for the entire fiscal year.

The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Small Cap Portfolio.

Annual Operating Expenses

(Expenses that are deducted from the Small Cap Portfolio’s assets, expressed as a percentage of average net assets)

			With Current Fees
			in Place and Paying
			the Maximum under	Pro Forma With
	With Current Fees	With Current Fees	the Performance Fee	Proposed Fees in
	in Place(a)	in Place(b)	Adjustment(c)	Place

Management Fees(d),(e)	0.49%	0.56%	0.74%	0.62%
Other Expenses	0.08%	0.08%	0.08%	0.08%
Acquired fund fees and expenses(f)	0.01%	0.01%	0.01%	0.01%

Total Portfolio Operating Expenses	0.58%	0.65%	0.83%	0.71%

(a)	The figures shown reflect the actual Management Fees payable by the Small Cap Portfolio for its fiscal year ended June 30, 2007, including the positive performance adjustment to which Sterling Johnston was entitled under its performance fee arrangement. It does not include such performance adjustments for Franklin and IronBridge, which were each receiving a fixed investment advisory fee rate as of June 30, 2007.

(b)	The figures shown reflect the total Management Fees payable by the Small Cap Portfolio for its fiscal year ended June 30, 2007, including the maximum positive performance adjustment to which Sterling Johnston may be entitled under its performance fee arrangement. It does not include such performance adjustments for Franklin and IronBridge, which were each receiving a fixed investment advisory fee rate as of June 30, 2007.

(c)	The figures shown reflect the total Management Fees payable by the Small Cap Portfolio for its fiscal year ended June 30, 2007, as re-stated to include the maximum positive performance adjustment to which Sterling Johnston, Franklin and IronBridge would have been entitled under certain performance fee arrangements.

(d)	The figures shown reflect the Management Fees payable by the Small Cap Portfolio for its fiscal year ended June 30, 2007, including the fees paid to other Specialist Manager(s).

(e)	The Small Cap Portfolio is currently managed by five Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures shown assume an actual allocation of assets at June 30, 2007 of 26% to Frontier Capital Management Company, LLC, 19% to Geewax Terker & Co., 17% to Sterling Johnston, 23% to IronBridge, and 15% to Franklin.

(f)	In addition to the Small Cap Portfolio’s direct expenses, the Portfolio indirectly bears a pro-rata share of the expenses of the underlying funds in which it invests.

Example:  This Example is intended to help you compare the cost of investing in the Small Cap Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Small Cap Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Small Cap Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

With Current Fees in Place(a)	$59	$186	$324	$726
With Current Fees in Place(b)	$66	$208	$362	$810
With Current Fees in Place and Paying the Maximum under the Performance Fee Adjustment(c)	$85	$265	$460	$1,025
Pro Forma With Proposed Fees in Place(d)	$73	$228	$399	$893

(a)	Actual expenses for the fiscal year ended June 30, 2007, including the positive performance adjustment to which Sterling Johnston was entitled under its performance fee arrangement. It does not include such performance adjustments for Franklin and IronBridge, which were each receiving a fixed investment advisory fee rate as of June 30, 2007.

(b)	Expenses for the fiscal year ended June 30, 2007, as re-stated to include the maximum positive performance adjustment to which Sterling Johnston may be entitled under its performance fee arrangement. It does not include such performance adjustments for Franklin and IronBridge, which were each receiving a fixed investment advisory fee rate as of June 30, 2007.

(c)	Expenses for the fiscal year ended June 30, 2007, as re-stated to include the maximum positive performance adjustment to which Sterling Johnston, Franklin and IronBridge would have been entitled under certain performance fee arrangements.

(d)	The 3 Years, 5 Years and 10 Years Expense Examples reflect that the portfolio management agreement with Franklin provides that investment advisory fees increase, effective April 1, 2010 from 0.30% to 0.40%.

Based on the foregoing, the new fee arrangements could, under certain circumstances increase the advisory fee to which Sterling Johnston, Franklin and/or IronBridge are entitled to receive. In all cases, however, the proposed new fees are lower than the maximum fee to which Sterling Johnston, Franklin and IronBridge could be entitled under the current performance fee arrangements.

APPENDIX C

SPECIALIST MANAGERS GUIDE

The following provides additional information about the Specialist Managers discussed in this proxy statement.

Information About Capital Guardian Trust Company.

Capital Guardian Trust Company (“CapGuardian”) is a wholly-owned subsidiary of Capital Group International, Inc., which in turn is owned by The Capital Group Companies, Inc. (“CGC”). CGC is also the parent company of several other subsidiaries, all of which directly or indirectly provide investment management services. CGC is one of the oldest major financial service firms in the United States, dating to 1931, and has always been privately held. CGC is owned by a broad group of over 400 key investment and administrative active associates and retirees. CapGuardian is headquartered in Los Angeles, California. As of December 31, 2007, CapGuardian managed total assets of $128 billion, including approximately $15 billion in assets of registered investment companies. The name, address and principal occupation of the principal executive officers and each director of CapGuardian are as follows:

Name and Address	Principal Occupation	Name and Address	Principal Occupation

Andrew F. Barth 333 S. Hope Street Los Angeles, CA 90071-1406	Director and President Capital Guardian Trust Company	Karen A. Miller Washington Harbour 3000 K Street N.W., Suite 230 Washington DC, 20007-5140	Director and Senior Vice President Capital Guardian Trust Company
John B. Emerson 333 S. Hope Street Los Angeles, CA 90071-1406	Director and Senior Vice President Capital Guardian Trust Company	Robert H. Neithart 333 S. Hope Street Los Angeles, CA 90071-1406	Director and Senior Vice President Capital Guardian Trust Company
Michael R. Ericksen 40 Grosvenor Place London SW1X 7GG United Kingdom	Director and Senior Vice President Capital Guardian Trust Company	Jason M. Pilalas 333 S. Hope Street Los Angeles, CA 90071-1406	Director Capital Guardian Trust Company
Michael A. Felix 6455 Irvine Center Drive Irvine, CA 92618	Director, Senior Vice President and Treasurer Capital Guardian Trust Company	Marie C. Powell 40 Grosvenor Place London SW1X 7GG United Kingdom	Director Capital Guardian Trust Company
David I. Fisher 11100 Santa Monica Blvd. Los Angeles, CA 90025-3384	Director and Chairman Capital Guardian Trust Company	Theodore R. Samuels 333 S. Hope Street Los Angeles, CA 90071-1406	Director and Senior Vice President Capital Guardian Trust Company
Peter C. Kelly 11100 Santa Monica Blvd. Los Angeles, CA 90025-3384	Director, Senior Vice President and Senior Counsel Capital Guardian Trust Company	Lionel M. Sauvage 40 Grosvenor Place London SW1X 7GG United Kingdom	Director and Senior Vice President Capital Guardian Trust Company
Lianne K. Koeberle 333 S. Hope Street Los Angeles, CA 90071-1406	Director and Senior Vice President Capital Guardian Trust Company	P. Andrew Stenovec One Market Street Steuart Tower, Suite 1800 San Francisco, CA 94105	Director and Executive Vice President Capital Guardian Trust Company
Victor D. Kohn 11100 Santa Monica Blvd. Los Angeles, CA 90025-3384	Director Capital Guardian Trust Company	Eric H. Stern 11100 Santa Monica Blvd. Los Angeles, CA 90025-3384	Director and Senior Vice President Capital Guardian Trust Company
Nancy J. Kyle 630 Fifth Avenue New York, NY 10111-0121	Director and Vice Chairperson Capital Guardian Trust Company	Jill A. Sumiyasu 400 S. Hope Street Los Angeles, CA 90071-2801	Director and Senior Vice President Capital Guardian Trust Company
Karin L. Larson 11100 Santa Monica Blvd. Los Angeles, CA 90025-3384	Director Capital Guardian Trust Company	Alan J. Wilson 333 S. Hope Street Los Angeles, CA 90071-1406	Director and Senior Vice President Capital Guardian Trust Company

The shareholders of the International Portfolio most recently approved the Current CapGuardian Agreement at a special meeting of shareholders held on July 26, 2000. Current CapGuardian Agreement was last approved for continuance by the Board, including a majority of the Independent Trustees, on March 11, 2008. CapGuardian currently serves as an investment adviser or sub-adviser to the following other investment companies that have a similar investment objective to the International Portfolio:

Name of the Investment Company	Asset Size as of December 31, 2007	Fee Rate

CG SIIT World Equity x US Fund	$366,585,669	0.75% on the first $25,000,000 in assets; 0.60% on the next $25,000,000 in assets; 0.425% on the next $200,000,000 in assets; and 0.375% on assets over $250,000,000
SEI Institutional International Trust	$582,500,050	0.75% on the first $25,000,000 in assets; 0.60% on the next $25,000,000 in assets; 0.425% on the next $200,000,000 in assets; and 0.375% on assets over $250,000,000
SEI Institutional Investments Trust	$231,832,837	0.75% on the first $25,000,000 in assets; 0.60% on the next $25,000,000 in assets; 0.425% on the next $200,000,000 in assets; and 0.375% on assets over $250,000,000
State Farm International Equity Fund	$136,927,012	0.75% on the first $25,000,000 in assets; 0.60% on the next $25,000,000 in assets; 0.425% on the next $200,000,000 in assets; and 0.375% on assets over $250,000,000
State Farm Variable Product Trust — International Equity Fund	$47,339,024	0.75% on the first $25,000,000 in assets; 0.60% on the next $25,000,000 in assets; 0.425% on the next $200,000,000 in assets; and 0.375% on assets over $250,000,000
Vantagepoint Investment Advisers, LLC: International Equity Fund	$392,713,138	0.75% on the first $25,000,000 in assets; 0.60% on the next $25,000,000 in assets; 0.425% on the next $200,000,000 in assets; and 0.375% on assets over $250,000,000

Information About Artisan Partners Limited Partnership.

Artisan Partners Limited Partnership (“Artisan”) is a Delaware limited partnership. Artisan’s sole general partner is Artisan Investment Corporation, which is controlled by its founders, Andrew A. Ziegler and Carlene Murphy Ziegler. Artisan is a registered investment adviser and has provided investment management services for international equity assets since December 1995. The principal offices of Artisan are located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. As of December 31, 2007, Artisan managed total assets of in excess of $55.4 billion, including approximately $34.9 billion in assets of U.S. registered investment companies.

Artisan itself has no executive officers; however, the name and principal occupation of the principal executives of its general partner, Artisan Investment Corporation (each of whom is a Managing Director of Artisan), are as follows:

Name and Address*	Principal Occupation

Andrew A. Ziegler	President
Lawrence A, Totsky	Chief Financial Officer and Treasurer
Janet D. Olsen	Vice President and Secretary
Eric R. Colson	Vice President — Artisan Partners Limited Partnership Investment Operations
Karen L. Guy	Vice President — Artisan Partners Limited Partnership Business Operations

*	The business address of each individual listed is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, WI 53202

The shareholders of the International Portfolio most recently approved the Current Artisan Agreement at a special meeting of shareholders held on July 23, 1999. The Current Artisan Agreement was last approved for continuance by the Board, including a majority of the Independent Trustees, on March 11, 2008. Artisan currently serves as an investment adviser or sub-adviser to the following other U.S. registered investment companies that have a similar investment objective to the International Portfolio:

Name of the Investment Company	Asset Size as of December 31, 2007		Fee Rate (Annualized)

Artisan Funds, Inc. — Artisan International Fund(1)	$17,942,862,409
			1.00% on assets less than $500 million; 0.975% on assets from $500 million to $750 million; 0.950% on assets from $750 million to $1 billion; 0.925% on assets from $1 billion to $12 billion; and 0.900% on assets greater than $12 billion.
The Vantagepoint Funds — Vantagepoint International Fund	$1,145,028,806	(2)	0.70% on all assets.
Wells Fargo Funds Trust — Wells Fargo Advantage International Equity Fund	$747,717,611	(4)	0.70% on the first $250 million; 0.50% on assets greater than $250 million.
Wells Fargo Master Trust — International Growth Portfolio	$288,101,144		0.70% on the first $250 million; 0.50% on assets greater than $250 million

(1)	In addition to investment management services, Artisan provides administrative services to Artisan Funds, Inc.

(2)	Artisan manages only a portion of this portfolio. The corresponding fee rate relates to the fees paid to Artisan for the portion of the portfolio it manages.

Information About Sterling Johnston Capital Management, L. P.

Sterling Johnston Capital Management, L. P. (“Sterling Johnston”) is a Delaware limited partnership. Sterling Johnston has been a registered investment adviser since 1985. The principal offices of Sterling Johnston are located at 50 California Street, San Francisco, California 94111. As of December 31, 2007, Sterling Johnston managed total assets of in excess of $1.29 billion, including approximately $115.24 million in assets of registered investment companies. The name, address and principal occupation of the principal executive officer and each general partner of Sterling Johnston are as follows:

Name and Address*	Principal Occupation

Scott Johnston	Chairman/Chief Investment Officer
Marc Patten	Portfolio Manager
Tim Chatard	Portfolio Manager
Kurt Kroger	Portfolio Manager

*	The business address of each individual listed is 50 California Street, Suite 3325, San Francisco, CA 94111

The shareholders of the Small Cap Portfolio most recently approved the Current Sterling Johnston Agreement at a special meeting of shareholders held on December 1, 2000. The Current Sterling Johnston Agreement was last approved for continuance by the Board, including a majority of the Independent Trustees, on March 11, 2008. Sterling Johnston does not currently serve as an investment adviser or sub-adviser to any other investment companies that have a similar investment objective to the Small Cap Portfolio:

Information About Franklin Portfolio Associates LLC.

Franklin Portfolio Associates LLC (“Franklin”) is a Massachusetts limited liability company organized in 1982. Franklin is a registered investment adviser. The principal offices of Franklin are located at One Boston Place, 34th Floor, Boston, Massachusetts 02108. As of December 31, 2007, Franklin managed total assets of in excess of $30 billion, including approximately $16 billion in assets of registered investment companies.

Franklin is a wholly-owned, indirect subsidiary of The Bank of New York Mellon Corporation. The Bank of New York Mellon Corporation has its offices at One Wall Street, New York, NY 10286. Franklin has no affiliation with the Franklin Templeton Group of Funds or Franklin Resources, Inc. The name, address and principal occupation of the principal executive officer and each director of Franklin are as follows:

Name and Address	Principal Occupation

John Cone One Boston Place, 34th Floor Boston, MA 02108	President/Chief Executive Officer
Oliver Buckley One Boston Place, 34th Floor Boston, MA 02108	Executive Vice President/Chief Investment Officer
Paul Healey One Boston Place, 34th Floor Boston, MA 02108	Executive Vice President/Chief Operating Officer
John Nagorniak 1600 Boston Providence Highway Walpole MA 02081	Former President/ Chief Executive Officer
Ron O’Hanley One Boston Place, 34th Floor Boston, MA 02108	President BNY Mellon Asset Management
Phil Maisiano 200 Connecticut Avenue, 6th Floor Norwalk, Connecticut 06854-1940	Chief Investment Strategist BNY Mellon Asset Management
Scott Wennerholm One Boston Place, 34th Floor Boston, MA 02108	Chief Operating Officer BNY Mellon Asset Management

The shareholders of the Small Cap Portfolio most recently approved the Current Franklin Agreement at a special meeting of shareholders held on October 25, 2004. The Current Franklin Agreement was last approved for continuance by the Board, including a majority of the Independent Trustees, on March 11, 2008. Franklin currently serves as an investment adviser or sub-adviser to the following other investment companies that have a similar investment objective to the Small Cap Portfolio:

Name of the Investment Company	Asset Size as of December 31, 2007	Fee Rate

Dreyfus Variable Investment Developing Leaders Fund	$332.1 million	0.60%
Dreyfus Emerging Leaders Fund	$344.5 million	0.60%
Dreyfus Premier Future Leaders Fund	$98.4 million	0.60%
VALIC Company I Small Cap Fund	$60 million	0.50%

Information About IronBridge Capital Management LP.

IronBridge Capital Management LP (“IronBridge”) is a Delaware limited partnership. IronBridge is a registered investment adviser founded in 1999. The principal offices of IronBridge are located at One Parkview Plaza, Suite 600, Oakbrook Terrace, Illinois 60181. As of December 31, 2007, IronBridge managed total assets of in excess of $4.6 billion, including approximately $766 million in assets of registered investment companies. The name, address and principal occupation of the principal executive officer and each general partner of IronBridge are as follows:

Name and Address	Principal Occupation

Christopher Faber	General Partner, Portfolio Manager
Jeffrey Madden	Portfolio Manager
Samuel Eddins	Director of Research
John Davis	Chief Compliance Officer
Beth Murphy	Chief Operating Officer

*	The business address of each individual is c/o One Parkview Plaza Suite 600 Oakbrook Terrace, Illinois 60181

The shareholders of the Small Cap Portfolio most recently approved the Current IronBridge Agreement at a special meeting of shareholders held on October 25, 2004. The Current IronBridge Agreement was last approved for continuance by the Board, including a majority of the Independent Trustees, on March 11, 2008. IronBridge currently serves as an investment adviser or sub-adviser to the following other investment companies that have a similar investment objective to the Small Cap Portfolio:

Name of the Investment Company	Asset Size as of December 31, 2007	Fee Rate

Frontegra IronBridge Small Cap Fund	$419 million	1.00%

EXHIBIT A

PORTFOLIO MANAGEMENT AGREEMENT
For The International Equity Portfolio

AGREEMENT made this      day of          , 2008, between Capital Guardian Trust Company, a corporation organized under the laws of California (“Portfolio Manager”), and The Hirtle Callaghan Trust, a Delaware statutory trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”) which offers several series of shares of beneficial interests (“shares”) representing interests in separate investment portfolios; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management to that portion of The International Equity Portfolio of the Trust (“Portfolio”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1. Appointment of Portfolio Manager.  The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.

2. Duties of Portfolio Manager.  (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio (“Account”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees and/or Hirtle Callaghan & Co., Inc., the Trust’s investment adviser, has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust’s Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

(i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

(ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust, and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

(iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”); and

(iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.

3. Portfolio Transaction and Brokerage.  In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust’s Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.

4. Expenses and Compensation.  Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee as set forth in Appendix A to this Agreement.

5. Limitation of Liability and Indemnification.  (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of the Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the Portfolio Manager’s current Form ADV; and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined, provided that a copy of each SEC Filing is provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.

(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon the Portfolio Manager’s current Form ADV or written information furnished by the Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings; provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.

(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which the Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of the such claims (including by way of example making Portfolio Manager’s personnel available for interview by counsel for the Trust, but specifically not including retention or payment of counsel to defend such claims on behalf of the Trust); provided that the Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.

(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee of the Trust, or by the Trust’s custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(f) The Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio (including, without limitation, any requirements relating to the qualification of the Account as a regulated investment company under Subchapter M of the Code) in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, polices, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio; without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust and any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manager.

6. Permissible Interest.  Subject to and in accordance with the Trust’s Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7. Duration, Termination and Amendments.  This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees (“Independent Trustees”) who are not “interested persons” of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.

8. Confidentiality; Use of Name.  Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., Inc. (“HCCI”)), and any derivative of either, as well as any logo that is now or shall later become associated with either name (“Marks”) are valuable property of HCCI and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCCI. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the

Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the CapGuardian Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor.

It is acknowledged and agreed that the name “Capital Guardian Trust Company” and any portion or derivative thereof, as well as any logo or trade or service marks that are now or shall later become associated with the name (“CapGuardian Marks”), are valuable property of the Portfolio Manager and that the use of the CapGuardian Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

9. Representation, Warranties and Agreements of Portfolio Manager.  Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it make reasonable efforts to respond to the Trust’s reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

10. Status of Portfolio Manager.  The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

11. Counterparts and Notice.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:

Robert J. Zion, Vice President and Treasurer
The Hirtle Callaghan Trust
Five Tower Bridge, 300 Barr Harbor Drive, Suite 300
West Conshohocken, PA 19428

If to Portfolio Manager:

Capital Guardian Trust Company
630 Fifth Avenue, 36th Floor
New York, NY 10111
Attn: Charlie King
Facsimile (212) 649-1584

12. Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Part II of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	Capital Guardian Trust Company

By:

ATTEST:	The Hirtle Callaghan Trust (on behalf of The International Equity Portfolio)

By:

Appendix A

(a) To compensate Portfolio Manager for its services under this Agreement, the Portfolio shall pay to the Portfolio Manager a fee, which fee shall be payable quarterly in arrears in accordance with the following schedule: Minimum Annual Fee (based upon an account size of $50 million) $312,500

at an Annual Fee Rate of 0.70%	on the first $25 million
at an Annual Fee Rate of 0.55%	on the next $25 million
at an Annual Fee Rate of 0.425%	on the next $200 million
at an Annual Fee Rate of 0.375%	on the balance

(b) When the total aggregated fees exceed $3 million, before discounts (as set forth in section (c), below), fee break points are to be eliminated and the portfolio will pay its fee at an annual rate of 0.375% on all assets in the Account.

(c) The following fee discounts will be applied based upon the total (annualized) aggregated fees, which include all fees from separate accounts, pooled investment vehicles, and funds with internally charged fees managed by Capital Group companies, except for investments in American Funds’ mutual funds. The resulting discount percentage will be applied to each account’s fees (excluding fees related to investments in funds with internally charged fees):

Fees from $1.25 million to $4 million	5% discount
Fees from $4 million to $8 million	7.5% discount
Fees from $8 million to $12 million	10% discount
Fees over $12 million	12.5% discount

(d) For purposes of this Agreement:

(i) Fee aggregation will apply to all accounts managed by Capital Group companies except for emerging markets equity investments and investments in funds with internally charged fees (“Eligible Accounts”). In order to achieve the benefit of fee aggregation, the combined actual fees must exceed the total of the minimum fee applicable to each of the client’s Eligible Accounts.

(ii) For additional separately managed accounts with different investment guidelines; each account will be charged on the first $10 million at the initial breakpoint rate for the appropriate mandate. The first additional account within a new country will be charged on the first $25 million at the initial breakpoint rate for the appropriate mandate.

(iii) “Average Quarterly Net Assets” shall mean the average of the average daily net asset values of the Account as of the last business day of each of the three months in the calendar quarter. It is understood that the average daily net asset value of the Account shall be calculated in accordance with the policies of the Trust as set forth in the Trust’s prospectus as it may be amended from time to time and that income accruals and receivables shall be included in making such calculation.

(iv) The fee payable to Portfolio Manager by the Portfolio shall be paid and billed in arrears based on the Average Quarterly Net Assets during the preceding calendar quarter. The fee payable shall be calculated by applying the annual rates, as set forth in the fee schedule above, to the Average Quarterly Net Assets, and dividing by four; and the benefit from fee aggregation for clients with multiple accounts will be calculated by comparing the total aggregated fees to total unaggregated fees for all Eligible Accounts. The resulting percentage discount will be applied to each Eligible Account’s unaggregated fees.

EXHIBIT B

PORTFOLIO MANAGEMENT AGREEMENT
For The International Equity Portfolio

AGREEMENT made this      day of          , 2008, between Artisan Partners Limited Partnership, a limited partnership organized under the laws of Delaware (“Portfolio Manager”), and The Hirtle Callaghan Trust, a Delaware statutory trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”) which offers several series of shares of beneficial interests (“shares”) representing interests in separate investment portfolios; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management to that portion of The International Equity Portfolio of the Trust (“Portfolio”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1. Appointment of Portfolio Manager.  The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.

2. Duties of Portfolio Manager.  (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio (“Account”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees and/or Hirtle Callaghan & Co., Inc., the Trust’s investment adviser, has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust’s Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

(i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

(ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust, and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

(iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”); and

(iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.

3. Portfolio Transaction and Brokerage.  In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust’s Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.

4. Expenses and Compensation.  Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which fee shall be payable monthly in arrears within 30 days after each month end. For so long as the Combined Assets (as defined below) are greater than $500 million, the fee shall be at the annual rate of 0.47% of the average daily net assets of the Account. If the Combined Assets are reduced to $500 million or less due to withdrawals or redemptions, beginning with the first calendar quarter following the date on which such withdrawal or redemption reduced such Combined Assets to $500 million or less, the fee shall be calculated based on average daily net assets of the Account at the following annual rates.

0.80% on assets up to $50 million;

0.60% on assets from $50 million to $100 million; and

0.70% on assets in excess of $100 million.

For purposes of this Section 4, the term “Combined Assets” shall mean the sum of: (a) the net assets in the Account; and (b) the net assets of The Institutional International Equity Portfolio of the Hirtle Callaghan Trust managed by Portfolio Manager.

5. Limitation of Liability and Indemnification.  (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of the Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the Portfolio Manager’s current Form ADV; and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined, provided that a copy of each SEC Filing is provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.

(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon the Portfolio Manager’s current Form ADV or written information furnished by the Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings; provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.

(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which the Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of the such claims (including by way of example making Portfolio Manager’s personnel available for interview by counsel for the Trust, but specifically not including retention or payment of counsel to defend such claims on behalf of the Trust); provided that the Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.

(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above and the Portfolio Manager did not object to the statement or omission in question or, if it did so object, the Trust incorporated revisions acceptable to the Portfolio Manager; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee of the Trust, or by the Trust’s custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(f) The Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio (including, without limitation, any requirements relating to the qualification of the Account as a regulated investment company under Subchapter M of the Code) in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, polices, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio; without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, partner, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust and any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manager.

6. Permissible Interest.  Subject to and in accordance with the Trust’s Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, partners, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7. Duration, Termination and Amendments.  This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees (“Independent Trustees”) who are not “interested persons” of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.

8. Confidentiality; Use of Name.  Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available or, if none is available, shall notify the other party of the request (unless such notice is prohibited by law) so that at its discretion the other party may obtain at its own expense a court order quashing or limiting such disclosures. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., Inc. (“HCCI”)), and any derivative of either, as well as any logo that is now or shall later become associated with either name (“Marks”) are valuable property of HCCI and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCCI. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the Artisan Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor.

It is acknowledged and agreed that the name “Artisan Partners Limited Partnership” and any portion or derivative thereof, as well as any logo that is now or shall later become associated with the name (“Artisan Marks”), are valuable property of the Portfolio Manager and that the use of the Artisan Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

9. Representation, Warranties and Agreements of Portfolio Manager.  Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it will make reasonable efforts to respond to the Trust’s reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

10. Status of Portfolio Manager.  The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

11. Counterparts and Notice.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:
Robert J. Zion, Vice President and Treasurer
The Hirtle Callaghan Trust
Five Tower Bridge, 300 Barr Harbor Drive, Suite 300
West Conshohocken, PA 19428

If to Portfolio Manager:
Artisan Partners Limited Partnership
Attn: General Counsel
875 E. Wisconsin Ave., Suite 800
Milwaukee, WI 53202

12. Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Part II of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers or partner thereunto duly authorized as of the day and year first written above.

ATTEST:	Artisan Partners Limited Partnership
By: Artisan Investment Corporation, its general partner

By: Janet D. Olsen Vice President

ATTEST:	The Hirtle Callaghan Trust (on behalf of The International Equity Portfolio)

By:

EXHIBIT C

PORTFOLIO MANAGEMENT AGREEMENT
For The Small Capitalization Equity Portfolio

AGREEMENT made this      day of          , 2008, between Sterling Johnston Capital Management, L.P., a limited partnership organized under the laws of Delaware (“Portfolio Manager”), and The Hirtle Callaghan Trust, a Delaware statutory trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”) which offers several series of shares of beneficial interests (“shares”) representing interests in separate investment portfolios; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management to that portion of The Small Capitalization Equity Portfolio of the Trust (“Portfolio”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1. Appointment of Portfolio Manager.  The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.

2. Duties of Portfolio Manager.  (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio (“Account”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees and/or Hirtle Callaghan & Co., Inc., the Trust’s investment adviser, has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio; provided, however, that upon at least 90 days’ prior written notice, the Portfolio Manager may cease accepting additional allocations of assets to the Account. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust’s Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

(i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

(ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account records comparable to those records required to be maintained under Rule 31a-1(b)(1), (5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account (other than sales and redemptions of shares of the Portfolio), showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer, provided, however, that it is understood that journals of original entry detailing cash receipt and disbursement and purchases and sales of securities (and receipts therefor) are the responsibility of the custodian bank and fund accounting agent retained by the Trust on behalf of the Portfolio. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust, and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

(iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”); and

(iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.

3. Portfolio Transaction and Brokerage.  In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust’s Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.

4. Expenses and Compensation.  Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which fee shall be payable monthly in arrears at the annual rate of 0.75% of the average daily net assets of the Account.

5. Limitation of Liability and Indemnification.  (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of the Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement. The U.S. securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights that the Trust may have under any U.S. securities laws.

(b) Portfolio Manager understands that the Trust will rely upon certain documents provided to it by Portfolio Manager and/or documents filed by the Portfolio Manager with the Securities and Exchange Commission (“SEC”). Portfolio Manager expressly warrants the accuracy of any and all such documents and further warrants that such documents shall not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements made therein, in light of the circumstances under which they are made, not materially misleading. Without limiting the generality of the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the Portfolio Manager’s current Form ADV; and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined, provided that a copy of each SEC Filing is provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.

(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses result from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which the Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of the such claims (including by way of example making Portfolio Manager’s personnel available for interview by counsel for the Trust, but specifically not including retention or payment of counsel to defend such claims on behalf of the Trust); provided that the Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.

(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee of the Trust, or by the Trust’s custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(f) The Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio (including, without limitation, any requirements relating to the qualification of the Account as a regulated investment company under Subchapter M of the Code) in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, polices, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio; without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust and any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manager.

6. Permissible Interest.  Subject to and in accordance with the Trust’s Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7. Duration, Termination and Amendments.  This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees (“Independent Trustees”) who are not “interested persons” of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.

8. Confidentiality; Use of Name.  Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., Inc. (“HCCI”)), and derivative of either, as well as any logo that is now or shall later become associated with either name (“Marks”) are valuable property of HCCI and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCCI. The Trust consents to the use of its name by the Portfolio Manager in its client list included in marketing materials and to disclosure of its names and the fee hereunder to other mutual fund clients as may be required by Section 15(c) of the Investment Company Act of 1940. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the Sterling Johnston Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor.

It is acknowledged and agreed that the name “Sterling Johnston Capital Management, L.P.” and any portion or derivative thereof, as well as any logo that is now or shall later become associated with the name (“Sterling Johnston Marks”), are valuable property of the Portfolio Manager and that the use of the Sterling Johnston Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

9. Representation, Warranties and Agreements of Portfolio Manager.  Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it will make reasonable efforts to respond to the Trust’s reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

10. Status of Portfolio Manager.  The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the

Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

11. Counterparts and Notice.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:

Robert J. Zion, Vice President and Treasurer
The Hirtle Callaghan Trust
Five Tower Bridge, 300 Barr Harbor Drive, Suite 300
West Conshohocken, PA 19428

If to Portfolio Manager:

[          ]
Sterling Johnston Capital Management, L.P.
50 California Street
San Francisco, CA 94111

12. Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Part II of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	Sterling Johnston Capital Management, L.P. By:

ATTEST:	The Hirtle Callaghan Trust (on behalf of The Small Capitalization Equity Portfolio)

By:

EXHIBIT D

PORTFOLIO MANAGEMENT AGREEMENT
For The Small Capitalization Equity Portfolio

AGREEMENT made this      day of          , 2008, between Franklin Portfolio Associates, LLC, a limited liability company organized under the laws of Massachusetts (“Portfolio Manager”), and The Hirtle Callaghan Trust, a Delaware statutory trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”) which offers several series of shares of beneficial interests (“shares”) representing interests in separate investment portfolios; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management to that portion of The Small Capitalization Equity Portfolio of the Trust (“Portfolio”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1. Appointment of Portfolio Manager.  The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.

2. Duties of Portfolio Manager.  (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio (“Account”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees and/or Hirtle Callaghan & Co., Inc., the Trust’s investment adviser, has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust’s Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

(i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

(ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust, and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

(iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”); and

(iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.

3. Portfolio Transaction and Brokerage.  In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust’s Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.

4. Expenses and Compensation.  Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which fee shall be payable monthly in arrears at the annual rate of 0.30% of the average daily net assets of the Account until March 31, 2010. Thereafter, Portfolio Manager shall be entitled to receive a fee, which fee shall be payable monthly in arrears at the annual rate of 0.40% of the average daily net assets of the Account.

5. Limitation of Liability and Indemnification.  (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of the Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the Portfolio Manager’s current Form ADV; and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined, provided that a copy of each SEC Filing is provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.

(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon the Portfolio Manager’s current Form ADV or written information furnished by the Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings; provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.

(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which the Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of the such claims (including by way of example making Portfolio Manager’s personnel available for interview by counsel for the Trust, but specifically not including retention or payment of counsel to defend such claims on behalf of the Trust); provided that the Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.

(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee of the Trust, or by the Trust’s custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(f) The Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio (including, without limitation, any requirements relating to the qualification of the Account as a regulated investment company under Subchapter M of the Code) in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, polices, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio; without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust and any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manager.

6. Permissible Interest.  Subject to and in accordance with the Trust’s Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7. Duration, Termination and Amendments.  This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees (“Independent Trustees”) who are not “interested persons” of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.

8. Confidentiality; Use of Name.  Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., Inc. (“HCCI”)), and any derivative of either, as well as any logo that is now or shall later become associated with either name (“Marks”) are valuable property of HCCI and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCCI. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the Franklin Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor.

It is acknowledged and agreed that the name “Franklin Portfolio Associates, LLC” and any portion or derivative thereof, as well as any logo that is now or shall later become associated with the name (“Franklin Marks”), are valuable property of the Portfolio Manager and that the use of the Franklin Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

9. Representation, Warranties and Agreements of Portfolio Manager.  Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it make reasonable efforts to respond to the Trust’s reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

10. Status of Portfolio Manager.  The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

11. Counterparts and Notice.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:

Robert J. Zion, Vice President and Treasurer
The Hirtle Callaghan Trust
Five Tower Bridge, 300 Barr Harbor Drive, Suite 300
West Conshohocken, PA 19428

If to Portfolio Manager:

Franklin Portfolio Associates, LLC
One Boston Place, 34th Floor
Boston, MA 02108

12. Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Part II of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	Franklin Portfolio Associates, LLC By:

ATTEST:	The Hirtle Callaghan Trust (on behalf of The Small Capitalization Equity Portfolio)

By:

EXHIBIT E

PORTFOLIO MANAGEMENT AGREEMENT
For The Small Capitalization Equity Portfolio

AGREEMENT made this      day of          , 2008, between IronBridge Capital Management, LP, a limited partnership organized under the laws of Delaware (“Portfolio Manager”), and The Hirtle Callaghan Trust, a Delaware statutory trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”) which offers several series of shares of beneficial interests (“shares”) representing interests in separate investment portfolios; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management to that portion of The Small Capitalization Equity Portfolio of the Trust (“Portfolio”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1. Appointment of Portfolio Manager.  The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.

2. Duties of Portfolio Manager.  (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio (“Account”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees and/or Hirtle Callaghan & Co., Inc., the Trust’s investment adviser, has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust’s Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

(i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

(ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust, and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

(iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”); and

(iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.

3. Portfolio Transaction and Brokerage.  In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust’s Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.

4. Expenses and Compensation.  Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which fee shall be payable monthly in arrears at the annual rate of 0.95% of the average daily net assets of the Account.

5. Limitation of Liability and Indemnification.  (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of the Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the Portfolio Manager’s current Form ADV; and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined, provided that a copy of each SEC Filing is provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.

(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon the Portfolio Manager’s current Form ADV or written information furnished by the Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings; provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.

(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which the Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of the such claims (including by way of example making Portfolio Manager’s personnel available for interview by counsel for the Trust, but specifically not including retention or payment of counsel to defend such claims on behalf of the Trust); provided that the Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.

(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee of the Trust, or by the Trust’s custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(f) The Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio (including, without limitation, any requirements relating to the qualification of the Account as a regulated investment company under Subchapter M of the Code) in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, polices, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio; without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust and any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manager.

6. Permissible Interest.  Subject to and in accordance with the Trust’s Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7. Duration, Termination and Amendments.  This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees (“Independent Trustees”) who are not “interested persons” of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.

8. Confidentiality; Use of Name.  Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., Inc. (“HCCI”)), and any derivative of either, as well as any logo that is now or shall later become associated with either name (“Marks”) are valuable property of HCCI and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCCI. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the

Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the IronBridge Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor.

It is acknowledged and agreed that the name “IronBridge Capital Management, LP” and any portion or derivative thereof, as well as any logo that is now or shall later become associated with the name (“IronBridge Marks”), are valuable property of the Portfolio Manager and that the use of the IronBridge Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

9. Representation, Warranties and Agreements of Portfolio Manager.  Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it make reasonable efforts to respond to the Trust’s reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

10. Status of Portfolio Manager.  The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

11. Counterparts and Notice.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:

Robert J. Zion, Vice President and Treasurer
The Hirtle Callaghan Trust
Five Tower Bridge, 300 Barr Harbor Drive, Suite 300
West Conshohocken, PA 19428

If to Portfolio Manager:

IronBridge Capital Management, LP
One Parkview Plaza. Suite 600
Oakbrook Terrace, Illinois 60181

12. Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Part II of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	IronBridge Capital Management, LP By:

ATTEST:	The Hirtle Callaghan Trust (on behalf of The Small Capitalization Equity Portfolio)

By:

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735
EVERY SHAREHOLDER’S VOTE IS IMPORTANT
PLEASE VOTE THIS PROXY CARD TODAY
Your prompt response will save your fund the expense of additional mailings
RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE

	To Vote by Telephone		Vote by Internet		To Vote by Mail
1) 2) 3)	Read the Proxy Statement and have the Proxy Card at hand. Call toll-free 1-888-221-0697 Follow the recorded instructions	1) 2) 3)	Read the Proxy Statement and have the Proxy Card at hand. Go to www.proxyweb.com Follow the on-line instructions.	1) 2) 3)	Read the Proxy Statement. Check the appropriate boxes on reverse. Sign, date and return the Proxy Card in the enclosed envelope provided.

Special Meeting of Shareholders of
THE INTERNATIONAL EQUITY PORTFOLIO
THE SMALL CAPITALIZATION EQUITY PORTFOLIO
of
The Hirtle Callaghan Trust

999 999 999 999 99	ß	May 30, 2008
FUND NAME LINE 1 PRINTS HERE
The undersigned appoints Donald E. Callaghan and Robert J. Zion, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the special meeting of shareholders of The Hirtle Callaghan Trust (the “Trust”) representing interests in the Trust’s International Equity Portfolio and Small Capitalization Equity Portfolio at the offices of Hirtle, Callaghan & Co., Inc., Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on May 30, 2008 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked below, this proxy is given WITH authority to vote FOR the proposal noted below. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.
The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.

ê	PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

Dated:

	Signature(s)		(Sign in the Box)

Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

ê		ê	Hirtle 08 mm

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD
IN THE ENCLOSED ENVELOPE TODAY

ê	Please fill in a box as shown using black or blue ink or number 2 pencil. ☑	ê
PLEASE DO NOT USE FINE POINT PENS.
PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

The Board of Trustees recommends that you vote “FOR” each proposal below.

At the Special Meeting, the shareholders of The International Equity Portfolio will be asked:		FOR	AGAINST	ABSTAIN

1.	To approve a new portfolio management agreement between the Trust, on behalf of The International Equity Portfolio, and Capital Guardian Trust Company; and	☐	☐	☐

2.	To approve a new portfolio management agreement between the Trust, on behalf of The International Equity Portfolio, and Artisan Partners Limited Partnership.	☐	☐	☐

At the Special Meeting, the shareholders of The Small Capitalization Equity Portfolio will be asked:

3.	To approve a new portfolio management agreement between the Trust, on behalf of The Small Capitalization Equity Portfolio, and Sterling Johnston Capital Management, L.P.;	☐	☐	☐

4.	To approve a new portfolio management agreement between the Trust, on behalf of The Small Capitalization Equity Portfolio, and Franklin Portfolio Associates LLC; and	☐	☐	☐

5.	To approve a new portfolio management agreement between the Trust, on behalf of The Small Capitalization Equity Portfolio, and IronBridge Capital Management LP.	☐	☐	☐

ê	PLEASE SIGN AND DATE ON THE REVERSE SIDE.		Hirtle 08 mm	ê